For tax-exempt income

DELAWARE-VOYAGEUR

Closed-End Municipal
Bond Funds

1997
Semi-Annual
Report

professional management

service and guidance

goals

MINNESOTA MUNICIPAL INCOME FUNDS - I, II, III
ARIZONA MUNICIPAL INCOME FUND
FLORIDA INSURED MUNICIPAL INCOME FUND
COLORADO INSURED MUNICIPAL INCOME FUND


DELAWARE
GROUP
==========

Investment
Objectives and
Strategies

(PHOTO) [glasses, pen, calculator, papers]

EACH OF THE SIX FUNDS in this report are closed-end management investment companies whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each Fund seeks to achieve its objective by investing at least 80% of its net assets in investment grade, tax-exempt municipal obligations.


INVESTMENT ADVISER
Delaware Management Company, Inc. has been the Funds' investment adviser since May 1, 1997. At a meeting on April 11, 1997, the shareholders of each Fund approved a new investment advisory agreement with Delaware Management that became effective May 1, 1997. On May 30, 1997, Voyageur Fund Managers, Inc. the Funds' prior investment adviser, merged into Delaware Management. Delaware Management is a part of Lincoln National Corporation, one of America's largest publicly held, diversified financial services companies, with global insurance operations and more than $120 billion in assets under management.
        Delaware currently manages more than $40 billion for mutual fund shareholders and institutional investors such as pension plans and foundations. In addition, Delaware manages closed-end equity funds traded on the New York Stock Exchange.


LEVERAGING
Each of the six funds in this report uses leveraging, a tool that is not available to open-end mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee any of the Funds will achieve this. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware believes this volatility risk is reasonable given the benefits of higher income potential.


MUNICIPAL LEASE OBLIGATIONS
The Funds may invest without limitation in state or municipal leases and participation interests therein. These fixed-income securities are generally illiquid. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets.

commitment

A TRADITION OF SOUND INVESTING

--------------------------------------------------------------------------------
OCTOBER 31, 1997

Dear Shareholder:
WE ARE PLEASED TO PRESENT THE FIRST REPORT OF DELAWARE-Voyageur's closed-end municipal bond funds since these six funds joined the Delaware family this past spring.
        For the first half of fiscal 1998, each Fund outperformed both its peers and the two unmanaged Lehman Brothers Municipal Bond Indexes shown on page 2. We achieved a remarkable level of success amid a period of relatively high bond market volatility and the most significant federal tax legislation in more than a decade.
        We believe your Funds' superior results are attributable to the benefits of leveraging and to our strategic positioning in longer term bonds. Prices of longer term bonds also benefited more than those with shorter maturities as fear of higher U.S. inflation ebbed amid encouraging government economic reports.
        This past March, after seeing signs of strong U.S. economic growth, the Federal Reserve Board raised its target for short-term U.S. interest rates by 25 basis points (0.25%) to 5.5%. Bond prices slumped, with yields on 30-year U.S. Treasury securities rising to 7.18%.
        Yet, in just a few weeks, fixed-income markets reversed course. Tax-exempt bonds enjoyed a sustained rally that lasted through the end of September. Yields on high quality municipal bonds, which move inversely to prices, generally declined between 40 and 50 basis points (0.40% to 0.50%).
        We are particularly proud that the Florida Insured Municipal Income Fund maintained a record of superior performance under the new leadership of two Delaware portfolio managers - Mitchell L. Conery and Patrick P. Coyne.
As shown on page 10, the Fund ranked #1 among its peers for the six, 12 and 36-month periods ended September 30, 1997.

       Most municipal income closed-end funds trade at modest discounts to their net asset value. We are pleased to report the level of discount on five of the Funds in this report narrowed during the six months ended September 30, 1997. In addition, Minnesota Municipal Income Fund I traded at the highest premium to its net asset value since the summer of 1996.

                          1997 semi-annual report

CUMULATIVE RETURN
--------------------------------------------------------------------------------------------------------------
APRIL 1, 1997 TO SEPTEMBER 30, 1997

                                                                   BASED ON          PREMIUM/          ASE
                                                                NET ASSET VALUE      DISCOUNT*        SYMBOL
--------------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund I                                   +8.00%             +1.45%          VMN
Minnesota Municipal Income Fund II                                  +9.72%             -4.56%          VMM
Minnesota Municipal Income Fund III                                 +9.30%             -5.42%          VYM
Lipper Minnesota Municipal Fund Average                             +7.77%             -3.47%
--------------------------------------------------------------------------------------------------------------

Arizona Municipal Income Fund                                      +10.00%             -3.88%          VAZ
Lipper Arizona Municipal Fund Average                               +9.03%             -1.13%
--------------------------------------------------------------------------------------------------------------

Florida Insured Municipal Income Fund                              +11.21%             -6.47%          VFL
Lipper Florida Insured Municipal Fund Average                       +8.22%             -3.11%
--------------------------------------------------------------------------------------------------------------

Colorado Insured Municipal Income Fund                              +9.59%             -7.22%          VCF
Lipper Insured Municipal Debt Fund Average                          +7.37%             -3.11%
--------------------------------------------------------------------------------------------------------------

Lehman Brothers Municipal Bond Index                                +6.56%
Lehman Brothers Insured Municipal Bond Index                        +6.88%
--------------------------------------------------------------------------------------------------------------

*AS OF SEPTEMBER 30, 1997. ALL PERFORMANCE SHOWN ABOVE ASSUMES REINVESTMENT OF DISTRIBUTIONS. THERE WERE THREE, SIX, 12 AND 21 FUNDS IN THE LIPPER MINNESOTA, ARIZONA, FLORIDA INSURED AND INSURED MUNICIPAL DEBT FUND AVERAGES, RESPECTIVELY, FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

        On the pages that follow, your Funds' portfolio managers in Denver, Minneapolis and Philadelphia review each Fund's performance during the past six months and provide an outlook for the balance of fiscal 1998. I invite you to read their commentary and believe you will find our Delaware report format useful and informative.
        Delaware Group has been managing closed-end funds since 1993, and we believe our disciplined, income-oriented approach to this market has been recognized by both market professionals and investors. We will strive to help you and your financial adviser achieve your goals.

Sincerely,


/s/ Wayne A. Stork
-----------------------
Wayne A. Stork
CHAIRMAN



/s/ Jeffrey J. Nick
-----------------------
Jeffrey J. Nick
PRESIDENT AND CHIEF EXECUTIVE OFFICER


                             1997 semi-annual report
2

Your Funds' Portfolio Managers

Mitchell L. Conery and Patrick P. Coyne manage Florida Insured Municipal
Income Fund. Mr. Conery holds an MBA from the State University of New York at Albany and a bachelor's degree in economics and mathematics from Boston University. He managed a $5 billion municipal bond portfolio at Travelers Group before coming to Delaware in January 1997. Mr. Coyne has managed fixed-income securities at Delaware Management Company since 1990. He holds an MBA in finance from the University of Pennsylvania's Wharton School of Business and an undergraduate degree in European history and classics from Harvard University.

        Elizabeth H. Howell manages the three Minnesota Funds discussed in this report. She has more than 13 years experience that includes serving as a fixed-income portfolio manager at Windsor Financial Group and investment management positions at Loomis Sayles & Co. and Eaton Vance Management. Ms. Howell has an MBA from Babson College.

        Andrew M. McCullagh Jr. manages Arizona Insured Municipal Income Fund and Colorado Insured Municipal Income Fund. He has more than 23 years of experience in municipal bond trading, underwriting and portfolio management. He holds a graduate certificate in public finance from the University of Michigan and a bachelor's degree in economics from Washington College in Maryland.

                 Minnesota Municipal Income Funds - I, II, III

MINNESOTA MUNICIPAL INCOME FUNDS
BOND QUALITY AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                                   I          II          III
--------------------------------------------------------------------------------
AAA                                              50.5%       53.1%       59.1%
AA                                               13.8%       14.3%        4.2%
A                                                 8.8%       10.1%       10.6%
BB                                                4.4%        5.9%        3.9%
Unrated                                          19.4%       14.9%       18.9%


                                                   I          II          III
--------------------------------------------------------------------------------
Average Effective Maturity                    7.8 years    8.7 years   8.3 years
Average Effective Duration                    5.6 years    6.5 years   6.4 years
Total Market Capitalization (Millions)           $57.7       $162.4      $38.5
Current Yield at Net Asset Value                  6.13%        5.65%      5.62%
Amount of Leveraging (Millions)                    $20          $60       $15

APPROXIMATELY 16.1%, 17.1% AND 11.6% OF THE INCOME GENERATED BY MINNESOTA MUNICIPAL INCOME FUNDS - I, II AND III FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997, RESPECTIVELY, WAS SUBJECT TO THE ALTERNATIVE MINIMUM TAX.

                         1997 semi-annual report

MINNESOTA MUNICIPAL INCOME FUNDS
ASSET ALLOCATION
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                  FUND I              FUND II          FUND III
--------------------------------------------------------------------------------
Housing                           23.2%                21.6%            19.8%
Health Care                       15.0%                16.2%            19.3%
General Obligation                16.0%                14.5%            10.9%
Power Authority                   13.9%                 8.0%             8.7%
Pre-Refunded                       9.9%                12.9%            12.2%
Higher Education                   9.1%                 9.7%             9.0%
Industrial                         6.3%                 6.1%            11.1%
Pollution Control                  2.8%                 6.0%             2.6%
Transportation                     1.2%                 3.6%             3.3%
Cash Equivalents                   2.6%                 1.4%             3.1%

Portfolio Manager's Review

As shown on page 2, the Delaware family's three closed-end Minnesota municipal bond funds provided above-average total returns during the first half of fiscal 1998 despite substantial interest rate volatility and renewed efforts in Washington to cut income taxes.
        With a below-average unemployment rate and an annualized economic growth rate of 4.8% that ranks 10th nationwide, Minnesota exhibits credit characteristics attractive to income-oriented investors. Per capita income in the state is the highest of all Plains states, according to the Cato Institute, and ranks 9th nationwide while the state's general obligation bonds carry a quality rating of AAA, the highest available.
        Between March and September, yields on longer term Minnesota general obligation bonds declined as much as 50 basis points (0.50%) as bond prices rose. We believe our strong results were attributable to our positioning in long term bonds. We took a relatively optimistic view of fixed-income markets, and the average effective duration of each Fund's portfolio was generally longer than most of our competitors.

HIGH VOLATILITY,
LOWER BOND SUPPLY
Volatility, however, was high: bonds rallied in July, fell in August and rallied again in September. During this period, prices rose more than they fell, U.S. economic growth was strong and consumer price increases were subdued.
        In our opinion, one factor helping each Fund's performance during the first half of fiscal 1998 was a reduced supply of new Minnesota bonds. From December 1996 to September, 1997, the supply of new municipal bonds issued in the state declined by more than 14% to an annualized pace of $2.5 billion, according to THE BOND BUYER, a

                              1997 semi-annual report
4

MINNESOTA MUNICIPAL INCOME FUND I
MARKET PRICE VS. NET ASSET VALUE
April 1, 1997 to September 30, 1997
-----------------------------------
         Market    Net Asset
         Price       Value
         -----      -----
9/30/97 $15.375    $15.16
9/19/97 $15.375    $15.13
9/12/97 $15.5      $15.08
9/5/97  $15.375    $15.04
8/29/97 $15.438    $15
8/22/97 $15.438    $14.97
8/15/97 $15.063
8/8/97  $15.188    $15.07
8/1/97  $15.5      $15.19
7/25/97 $15.375    $15.18
7/18/97 $15.375
7/11/97 $15.25
7/4/97  $15.313    $14.93
6/27/97 $15.188    $14.86
6/20/97 $15        $14.91
6/13/97 $14.938    $14.88
6/6/97  $15        $14.82
5/30/97 $14.688    $14.71
5/23/97 $14.688    $14.64
5/16/97 $14.875    $14.63
5/9/97  $14.75     $14.62
5/2/97  $14.5      $14.57
4/25/97 $14.625    $14.37
4/18/97 $14.5      $14.4
4/11/97 $14.25     $14.38
4/4/97  $14.25     $14.42
4/1/97  $14.375    $14.47
       Dollars Per Share


SOURCE: BLOOMBERG BUSINESS NEWS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


trade publication. This has helped support the state's bond prices since investor demand for Minnesota securities providing tax-exempt income has remained steady.

AN EMPHASIS ON
HIGH QUALITY
More than half of the net assets of each Fund's portfolio was invested in Minnesota bonds rated AAA as of September 30, 1997. Minnesota Municipal Income Funds II and III had slightly more invested in bonds rated AAA than Minnesota Municipal Income Fund I. In our opinion, this difference helped Funds II and III achieve higher returns than Fund I during the first half of fiscal 1998.
        Bonds rated AAA are the most sensitive to changes in Federal Reserve interest rate policy and investor perceptions about future inflation. Hence, Funds II and III benefited the most as rates and inflation expectations declined between March and September, in our opinion.
        Fund I traded at a modest premium to its net asset value as of September 30, 1997, whereas Funds II and III traded at a modest discount. We believe this reflected the fact that Fund I's average coupon was slightly higher than that of II and III during the first half of the fiscal year, offering investors additional income potential, all other factors being equal.

                          1997 semi-annual report

MINNESOTA MUNICIPAL INCOME FUND II
MARKET PRICE VS. NET ASSET VALUE
APRIL 1, 1997 TO SEPTEMBER 30, 1997
----------------------------------
          Market    Net Asset
          Price      Value
         -----       -----
9/30/97 $13.8125    $14.17
9/19/97 $13.875     $14.44
9/12/97 $13.625     $14.38
9/5/97  $13.875     $14.32
8/29/97 $13.875     $14.3
8/22/97 $13.688     $14.24
8/15/97 $13.5
8/8/97  $13.688     $14.34
8/1/97  $13.688     $14.48
7/25/97 $13.875     $14.47
7/18/97 $13.5
7/11/97 $13.875
7/4/97  $13.75      $14.21
6/27/97 $13.563     $14.12
6/20/97 $13.063     $14.2
6/13/97 $13.313     $14.17
6/6/97  $13.125     $14.1
5/30/97 $13.25      $13.95
5/23/97 $13.125     $13.88
5/16/97 $13         $13.87
5/9/97  $12.938     $13.85
5/2/97  $12.625     $13.76
4/25/97 $12.5       $13.51
4/18/97 $12.375     $13.53
4/11/97 $12.5       $13.49
4/4/97  $12.625     $13.52
4/1/97  $12.625     $13.59
          Dollars Per Share

SOURCE: BLOOMBERG BUSINESS NEWS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


MINNESOTA MUNICIPAL INCOME FUND III
MARKET PRICE VS. NET ASSET VALUE
April 1, 1997 to September 30, 1997
-----------------------------------
          Market    Net Asset
          Price      Value
         -----      -----
9/30/97 $12.75      $13.48
9/19/97 $12.625     $13.47
9/12/97 $12.625     $13.43
9/5/97  $12.875     $13.37
8/29/97 $12.813     $13.34
8/22/97 $12.75      $13.29
8/15/97 $12.625
8/8/97  $12.688     $13.37
8/1/97  $12.875     $13.49
7/25/97 $12.5       $13.5
7/18/97 $12.75
7/11/97 $12.875
7/4/97  $12.5       $13.28
6/27/97 $12.375     $13.2
6/20/97 $12.313     $13.29
6/13/97 $12.25      $13.26
6/6/97  $12.313     $13.17
5/30/97 $12.625     $13.04
5/23/97 $12.25      $12.98
5/16/97 $11.938     $12.97
5/9/97  $11.75      $12.94
5/2/97  $11.875     $12.87
4/25/97 $11.5       $12.66
4/18/97 $11.875     $12.67
4/11/97 $11.625     $12.64
4/4/97  $11.625     $12.66
4/1/97  $12.25      $12.71
          Dollars Per Share


SOURCE: BLOOMBERG BUSINESS NEWS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                          1997 semi-annual report
6

        During the first half of fiscal 1998, I increased our focus on Minnesota bonds that in our opinion offered good call protection features and were selling at a discount to face value. This, plus relatively long maturities, enabled each Fund to outpace the unmanaged Lehman Brothers Municipal Bond Index, our benchmark.

SUMMARY OUTLOOK
Overall, it appears the capital markets have regained confidence that the Fed will move in a more restrictive monetary policy at the first signs of inflation. The Minnesota economy, meanwhile, continues to grow at a steady pace, providing municipal governments with robust amounts of tax revenue.
        In managing each Fund's portfolio, we will continue to seek good structure - a prudent combination of average coupon, call date and effective maturity that represent the mathematical underpinnings of the portfolio. By managing duration as conditions warrant, we will seek to maximize each Fund's income and total return potential.


ELIZABETH H. HOWELL
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER


October 31, 1997

Arizona Municipal Income Fund

ARIZONA MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

General Obligation              29.3%
Higher Education                 5.2%
Hospitals                       13.6%
Housing                          9.9%
Industrial Development           4.0%
Certificates of Participation    3.7%
Power Authority                  3.1%
Transportation                  11.0%
Water and Sewer Bonds           19.0%
Cash Equivalents                 1.2%
-------------------------------------------------------
Average Effective Maturity                   8.3 years
Average Effective Duration                   6.4 years
Average Quality                                 AA
Current Yield at Net Asset Value              5.26%
Amount of Leveraging                       $25 million

APPROXIMATELY 3.7% OF THE INCOME GENERATED BY ARIZONA MUNICIPAL INCOME FUND FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997, WAS SUBJECT TO THE ALTERNATIVE MINIMUM TAX.

                            1997 semi-annual report
                                                                               7

Portfolio Manager's Review

For the first half of fiscal 1998, Arizona Municipal Bond Fund outperformed its peers and its unmanaged benchmark, the Lehman Brothers Municipal Bond Index. The Fund provided a total return of +10.00% for the six months ended September 30, 1997 (capital change plus reinvested dividends at net asset value).
        With a population just over 3.7 million and a per capita income that's growing at an annualized rate of 4.4%, Arizona exhibited characteristics we believe are attractive to income-oriented investors.
        Arizona residents have enjoyed considerable tax relief in the 1990s. More than $1.5 billion in tax cuts have been enacted in recent years. The top marginal state tax rate on income has fallen from 7% in 1991 to 5.6% in 1996, according to the Cato Institute. The state's finances, meanwhile, are healthy. Arizona maintained a $400 million budget surplus in fiscal 1996 on revenues of $4.7 billion.
        Most municipal bonds issued in Arizona in calendar 1997 have been protected by private insurance guaranteeing the payment of principal and interest. Since December 1996, the supply of new municipal bonds in the state has grown by 43% to an annualized pace of $2.3 billion, according to THE BOND BUYER, a trade publication.
        General obligation bonds made up the largest component of your Fund's net assets at mid-year, followed by water and sewer bonds.

ARIZONA MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
APRIL 1, 1997 TO SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
            Market  Net Asset
            Price    Value
           -----    -----
9/30/97   $14.125   $14.7
9/19/97   $14.063   $14.68
9/12/97   $14.125   $14.61
9/5/97    $14       $14.56
8/29/97   $14.125   $14.53
8/22/97   $13.75    $14.49
8/15/97   $13.813
8/8/97    $13.938   $14.58
8/1/97    $14.125   $14.77
7/25/97   $14.25    $14.75
7/18/97   $14.063
7/11/97   $14.063
7/4/97    $13.813   $14.46
6/27/97   $13.813   $14.36
6/20/97   $13.625   $14.44
6/13/97   $13.875   $14.42
6/6/97    $13.5     $14.33
5/30/97   $13.438   $14.15
5/23/97   $13.438   $14.06
5/16/97   $13.313   $14.07
5/9/97    $12.938   $14.03
5/2/97    $12.875   $13.95
4/25/97   $13       $13.72
4/18/97   $12.625   $13.75
4/11/97   $13       $13.7
4/4/97    $12.875   $13.74
4/1/97    $13       $13.78
            Dollars Per Share

SOURCE: BLOOMBERG BUSINESS NEWS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                            1997 semi-annual report

This reflected Arizona's growing population base, as most general obligation bonds in your Funds portfolio were issued for school improvements. The state also has a higher-than-average number of municipal water projects, reflecting its arid climate.
        By focusing on higher yielding securities, we were able to provide most of the income available from the longest term municipal bonds with much less interest rate risk.
        In addition to maintaining a strong weighting in general obligation bonds, we expect our strategy for the coming months will include focusing on bonds with higher-than-average yields, since these issues tend to be less affected by short-term swings in interest rates. In our opinion, interest rates are unlikely to move significantly lower in the coming months even if inflation does not accelerate. In general, we will also seek bonds with good call protection features and relatively shorter maturities.


ANDREW M. MCCULLAGH, JR.
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER


October 31, 1997

Florida Insured Municipal Income Fund

Portfolio Managers' Review


We are pleased to report that Florida Insured Municipal Income Fund provided an exceptionally strong total return of +11.21% for the six months ended September 30, 1997 (capital change plus reinvested dividends at net asset value).
        Despite a 24.5% surge in the amount of new bonds issued in Florida during calendar 1997, the state's municipal securities have performed well.
In our opinion, this reflected a strong state economy as well as the fact that more than 70% of municipal bonds issued in Florida were protected by private insurance guaranteeing the payment of principal and interest when due.
        With a population just over 13 million and a per capita income that's growing at an above-average annualized rate of 4.8%, Florida exhibited characteristics that we believe are attractive to income - oriented investors. Florida's growth and demographic makeup generate a substantial need for public financing in the health care industry. This sector represented the largest portion of Florida Insured Municipal Income Fund's portfolio as of September 30.
        Florida has no state income tax, so the primary advantage of owning Florida municipal securities is that income is exempt from federal income taxes. Also, we prefer

                             1997 semi-annual report

Florida Insured Municipal Income Fund

VLF: NUMBER ONE UNDER THE SUN
--------------------------------------------------------------------------------
BASED ON NET ASSET VALUE FOR PERIODS ENDED SEPTEMBER 30, 1997

                                                 SIX MONTHS      ONE YEAR       THREE YEARS*      LIFETIME*
------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Income Fund            +11.21%          +12.15%          +13.28%         +6.83%
Lipper Florida Insured Municipal
  Fund Average                                    +8.22%          +10.03%          +10.48%         +6.56%
Florida Insured Municipal Income
  Fund's Rank                                         #1              #1                #1            #3
Number of Funds in Category                           12              12                12             9



*AVERAGE ANNUAL TOTAL RETURN. FUND'S INCEPTION DATE WAS MARCH 3, 1993. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


FLORIDA INSURED MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
APRIL 1, 1997 TO SEPTEMBER 30, 1997

           Market    Net Asset
           Price      Value
           -----      -----
9/30/97   $13.8125   $14.78
9/19/97   $13.813    $14.77
9/12/97   $13.5      $14.69
9/5/97    $13.375    $14.65
8/29/97   $13.75     $14.61
8/22/97   $13.563    $14.55
8/15/97   $13.375
8/8/97    $13.438    $14.66
8/1/97    $13.563    $14.83
7/25/97   $13.188    $14.88
7/18/97   $13.313
7/11/97   $13.688
7/4/97    $13.75     $14.52
6/27/97   $13.625    $14.39
6/20/97   $13.5      $14.52
6/13/97   $13.5      $14.48
6/6/97    $13.375    $14.36
5/30/97   $13.125    $14.17
5/23/97   $13.188    $14.07
5/16/97   $12.875    $14.07
5/9/97    $13.125    $14.01
5/2/97    $12.75     $13.92
4/25/97   $12.625    $13.63
4/18/97   $12.875    $13.67
4/11/97   $12.625    $13.59
4/4/97    $12.375    $13.62
4/1/97    $12.5      $13.67
            Dollars Per Share

SOURCE: BLOOMBERG BUSINESS NEWS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


to select Florida bonds that are exempt from the state's intangibles tax on assets.
        When the bond market weakened in April, we saw an opportunity to modestly extend duration to increase income potential. The Fund also benefited by generally avoiding certain areas of South Florida such as Miami, where credit quality remains a concern. We were also underweighted in the electric utility sector, particularly cogeneration plants. Increased industry competition and legal issues have made it difficult for some alternative power producers to be profitable, increasing the sector's credit risks.

                             1997 semi-annual report

        We are optimistic that investor demand for Florida bonds could increase in the coming months among high tax brackets investors. One reason: regulators in Tallahassee are more vigorously enforcing compliance with the state's intangibles tax on bonds and stocks. In our opinion, that could prompt some investors to switch assets from corporate bonds and mortgage-backed securities (both of which are subject to the intangibles tax) to Florida securities, which are exempt.
        In Florida and across the U.S., inflation appears to be benign.
Despite a strong U.S. economy, the Federal Reserve Board has been able to effectively control consumer price increases. Should interest rates remain stable or decline for the balance of 1997, we believe municipal bond investments could potentially provide an attractive real rate of return.
        In our opinion, the long-term outlook for Florida's economy and bond market is bright. Municipalities will continue to need capital from private investors to meet the needs of a growing population in the nation's fourth largest state, presenting investors with many income opportunities.


MITCHELL L. CONERY
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER


PATRICK P. COYNE
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER


October 31, 1997

FLORIDA INSURED MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

Certificates of Participation   13.1%
General Obligation               4.3%
Higher Education                 5.0%
Hospitals                       15.8%
Housing                         11.9%
Transportation                   4.7%
Pre-Refunded                     1.9%
Utility                          8.8%
Water & Sewer                   11.3%
Other Revenue Bonds             21.8%
Cash Equivalents                 1.4%
-------------------------------------------------------
Average Effective Maturity                 10.8 years
Average Effective Duration                  7.8 years
Average Quality                                 AA
Current Yield at Net Asset Value             5.13%
Amount of Leveraging                      $20 million

APPROXIMATELY 16.8% OF THE INCOME GENERATED BY FLORIDA INSURED MUNICIPAL INCOME FUND FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997, WAS SUBJECT TO THE ALTERNATIVE MINIMUM TAX.

                          1997 semi-annual report

Colorado Insured Municipal Income Fund

COLORADO INSURED MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

General Obligation             27.7%
Higher Education               10.3%
Hospitals                       9.9%
Transportation                 15.6%
Pre-Refunded                   12.7%
Sales Tax Revenue               4.9%
Utility & Pollution Control     6.8%
Housing                         6.5%
Leases/Certificates of
 Participation                  4.1%
Cash Equivalents                1.5%
-----------------------------------------------------
Average Effective Maturity                  9.4 years
Average Effective Duration                  7.4 years
Average Quality                                AAA
Current Yield at Net Asset Value             5.04%
Amount of Leveraging                      $40 million


NONE OF THE INCOME GENERATED BY COLORADO INSURED MUNICIPAL INCOME FUND FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997, WAS SUBJECT TO THE ALTERNATIVE MINIMUM TAX.

Portfolio Manager's Review

Colorado Insured Municipal Income Fund provided a relatively strong total return of +9.59% for the six months ended September 30, 1997 (at net asset value with dividends reinvested). The Fund outpaced the unmanaged Lehman Brothers Insured Municipal Bond Index by some 270 basis points (2.7%).
        We attribute our results to a positioning that sought to capitalize on declining interest rates. For much of the period, we kept the Fund's duration (sensitivity to interest rates) longer than that of the Lehman index.
        While the Fund has consistently strived to maximize total return, since March we have taken steps to augment the Fund's yield. The Fund continues to invest exclusively in the highest rated investment grade municipal bonds.
        We have been attempting to improve the Fund's dividend yield by selling lower yielding bonds with short call periods and replacing them with higher yielding bonds with longer call protection periods. Colorado's strong economy permitted us to make these swaps on favorable terms.
        In Denver and other parts of the state, we believe strength in non-residential construction, high technology industries and financial services should continue to fuel Colorado's economic growth for the

                             1997 semi-annual report
next few years. Economists anticipate job growth will remain steady in 1997 while the state's unemployment rate is expected to fall to about 3.5% by year's end, well below the national average.
        Consumer price inflation is higher in Colorado than in other states. Prices are rising at a 4% annual pace compared to about 3% nationwide, according to regional labor officials. However, this is offset by annual growth in personal income - about 7% - that has been and is expected to continue to be much higher than the national average. Colorado residents' per capita income ranks 13th among states.
        We believe Colorado's key economic strength going into the 21st Century will be its diversity. A hub for communications and trans-portation, the state also has a strong manufacturing base, health care industry and tourism sector. For the fourth straight year, Colorado received the highest possible grade for economic performance in the Corporation for Enterprise Development's 1996 Report Card, an objective ranking based on economic performance.
        In our opinion, this bodes well for the credit quality of the state's bond market. According to the Cato Institute, the state's finances are helped by constitutional caps on spending and "by one of the nation's most anti-tax electorates."


ANDREW M. MCCULLAGH, JR.
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER


October 31, 1997



COLORADO INSURED MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
APRIL 1, 1997 TO SEPTEMBER 30, 1997

            Market   Net Asset
            Price     Value
            -----     -----
9/30/97   $13.8125   $14.78
9/19/97   $13.813    $14.77
9/12/97   $13.5      $14.69
9/5/97    $13.375    $14.65
8/29/97   $13.75     $14.61
8/22/97   $13.563    $14.55
8/15/97   $13.375
8/8/97    $13.438    $14.66
8/1/97    $13.563    $14.83
7/25/97   $13.188    $14.88
7/18/97   $13.313
7/11/97   $13.688
7/4/97    $13.75     $14.52
6/27/97   $13.625    $14.39
6/20/97   $13.5      $14.52
6/13/97   $13.5      $14.48
6/6/97    $13.375    $14.36
5/30/97   $13.125    $14.17
5/23/97   $13.188    $14.07
5/16/97   $12.875    $14.07
5/9/97    $13.125    $14.01
5/2/97    $12.75     $13.92
4/25/97   $12.625    $13.63
4/18/97   $12.875    $13.67
4/11/97   $12.625    $13.59
4/4/97    $12.375    $13.62
4/1/97    $12.5      $13.67
            Dollars Per Share

SOURCE BLOOMBERG BUSINESS NEWS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                        1997 semi-annual report

Financial Statements
DELAWARE-VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC. --
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                         PRINCIPAL              MARKET
                                                          AMOUNT                 VALUE
                                                       -----------------------------------
MUNICIPAL BONDS - 98.84%
GENERAL OBLIGATION BONDS - 29.31%
Eagle Mountain Community Facility
 District A2 6.40% 07/01/17 .................           $ 1,500,000           $ 1,614,105
Maricopa County Alhambra Elementary
 School District #68
 5.625% 07/01/13 (AMBAC)  ...................             3,400,000             3,524,712
Maricopa County Unified School
 District #4 5.55% 07/01/10 (FGIC) ..........             1,900,000             2,003,664
Maricopa County Unified School
 District #11 5.50% 07/01/10 ................             3,000,000             3,102,780
Maricopa County Unified School
 District #41 6.25% 07/01/15 (FSA) ..........             1,500,000             1,625,685
Maricopa County Washington Elementary
 Unified School District #6
 5.375% 07/01/14 (AMBAC)  ...................             1,000,000             1,011,630
Mesa General Obligation Project of 1987
 5.70% 07/01/08 (MBIA)  .....................             1,800,000             1,912,086
Mohave County Unified School District #1
 5.90% 07/01/15 (FGIC)  .....................             1,500,000             1,592,235
Pima County Unified School District #6
 5.75% 07/01/12 (FGIC)  .....................             2,000,000             2,083,880
Pinal County Unified School District
 5.80% 07/01/11 (FGIC)  .....................             1,000,000             1,067,640
Santa Cruz Valley Unified School District #35
 5.80% 07/01/09 (AMBAC)  ....................               600,000               636,498
                                                                              -----------
                                                                               20,174,915
                                                                              -----------
HIGHER EDUCATION REVENUE BONDS - 5.19%
Northern Arizona University
 5.00% 06/01/17 (FGIC)  .....................             1,475,000             1,437,063
University of Arizona
 6.25% 06/01/11  ............................             1,000,000             1,065,480
University of Arizona
 6.35% 06/01/14  ............................             1,000,000             1,070,650
                                                                              -----------
                                                                                3,573,193
                                                                              -----------
HOSPITAL REVENUE BONDS - 13.60%
Arizona Hospital Health Facilities Authority
 6.25% 09/01/11 (MBIA)  .....................             1,500,000             1,634,835
Maricopa County Health Facilities
 Catholic Health Care West Series A
 5.75% 07/01/11 (MBIA)  .....................             1,750,000             1,824,200
Maricopa County Health Facilities
 Catholic Health Care West Series A
 6.00% 07/01/21 (MBIA)  .....................             1,100,000             1,136,784
Maricopa County Industrial Development
 Authority Baptist Hospital
 5.50% 09/01/13 (MBIA)  .....................               300,000               306,885


--------------------------------------------------------------------------------

                                                        PRINCIPAL              MARKET
                                                          AMOUNT               VALUE
                                                       -----------------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONsDS (CONTINUED)
Mohave County Industrial Development
 Authority Baptist Hospital
 5.50% 09/01/21 (MBIA)  ....................           $  500,000           $  503,645
Mohave County Industrial Developement
 Authority Baptist Hospital
 5.75% 09/01/26 (MBIA)  ....................              150,000              154,152
Phoenix Industrial Development Authority
 John C. Lincoln Hospital
 5.50% 12/01/13 (FSA)  .....................            1,100,000            1,125,388
Scottsdale Industrial Development Authority
 Scottsdale Memorial Hospital
 5.25% 09/01/18 (AMBAC)  ...................            1,000,000              980,050
University of Arizona Medical Center
 6.25% 07/01/16 (MBIA)  ....................              700,000              743,281
University of Arizona Medical Center
 5.00% 07/01/21 (MBIA)  ....................            1,000,000              954,460
                                                                            ----------
                                                                             9,363,680
                                                                            ----------
HOUSING REVENUE BONDS - 9.95%
Maricopa County Industrial Development
 Authority Grove Apartments AMT
 6.15% 07/20/28 (GNMA)  ....................            1,000,000            1,050,610
Peoria Multifamily Housing Mortgage
 Revenue 7.30% 02/20/28 (GNMA) .............            1,230,000            1,362,668
Phoenix Industrial Development Authority
 Multifamily Mortgage Revenue
 6.80% 11/01/25 (FHA)  .....................              500,000              525,875
Pima County Industrial Development Authority
 Single Family Mortgage Revenue Series A
 6.25% 11/01/30 (GNMA)  ....................            1,405,000            1,472,187
Tempe Industrial Development Authority
 Multifamily Mortgage Revenue
 6.125% 06/01/10 (FHA)  ....................            2,305,000            2,433,642
                                                                            ----------
                                                                             6,844,982
                                                                            ----------
INDUSTRIAL DEVELOPMENT
 REVENUE BONDS - 4.04%
Maricopa County Stadium District
 5.50% 07/01/13 (MBIA)  ....................            1,750,000            1,780,730
Navajo County Pollution Control Corporation
 5.50% 08/15/28 (AMBAC)  ...................            1,000,000            1,003,090
                                                                            ----------
                                                                             2,783,820
                                                                            ----------
LEASE/CERTIFICATES OF PARTICIPATION - 3.66%
Scottsdale Municipal Property Corporation
 6.25% 11/01/14 (FGIC)  ....................            1,300,000            1,391,832
Tucson 5.60% 07/01/11  .....................            1,100,000            1,128,974
                                                                            ----------
                                                                             2,520,806
                                                                            ----------

                             1997 semi-annual report
14

DELAWARE-VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL              MARKET
                                                          AMOUNT                VALUE
                                                       -----------------------------------

MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS - 3.08%
Salt River Project Electric System Revenue
 6.25% 01/01/27  ...........................           $ 2,000,000           $ 2,118,880
                                                                             -----------
                                                                               2,118,880
                                                                             -----------
TRANSPORTATION REVENUE BONDS - 10.97%
Arizona State Transportation Board
 5.25% 07/01/09  ...........................             1,000,000             1,020,310
City of Phoenix Junior Lien Street & Highway
 6.25% 07/01/11 (FGIC)  ....................             1,300,000             1,400,347
Tucson Airport Authority Revenue
 5.70% 06/01/13 (MBIA)  ....................             2,000,000             2,059,820
Tucson Street & Highway Revenue
 5.50% 07/01/12 (MBIA)  ....................             3,000,000             3,069,930
                                                                             -----------
                                                                               7,550,407
                                                                             -----------
WATER AND SEWER REVENUE BONDS - 19.04%
Chandler Water & Sewer Revenue
 5.00% 07/01/09 (FGIC)  ....................             1,000,000             1,013,380
Oro Valley Canada Hills Water Revenue
 5.45% 07/01/14 (MBIA)  ....................             2,290,000             2,327,693
Phoenix Civic Improvement Corporation
 5.50% 07/01/21 (AMBAC)  ...................             2,000,000             2,005,300
Phoenix Civic Improvement Corporation
 Water System Revenue Junior Lien
 5.60% 07/01/18  ...........................             1,000,000             1,017,180
Phoenix Civic Improvement Corporation
 Water System Revenue Junior Lien
 5.375% 07/01/22 (MBIA)  ...................             1,155,000             1,156,190
Phoenix Water System Revenue
 5.50% 07/01/22  ...........................             2,000,000             2,007,300
Tucson Water Revenue Refunding Series A
 5.75% 07/01/18 (AMBAC)  ...................             3,500,000             3,576,055
                                                                             -----------
                                                                              13,103,098
                                                                             -----------
Total Municipal Bonds
 (cost of $64,567,341)  ....................                                  68,033,781
                                                                             -----------

--------------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE
                                                                  ------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 98.84%
 (cost of $64,567,341)* ...................................       $ 68,033,781
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.16% ...............................            800,135
                                                                  ------------
TOTAL NET ASSETS - 100.00% ................................       $ 68,833,916
LIQUIDATION VALUE PREFERRED STOCK .........................        (25,000,000)
                                                                  ------------
NET ASSETS APPLICABLE TO 2,982,200 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING .............................       $ 43,833,916
                                                                  ============
NET ASSET VALUE PER COMMON SHARE
 ($43,833,916 / 2,982,200 shares) .........................             $14.70
                                                                  ============
------------------
* Also cost for tax purposes.

AMBAC -  Insured by the AMBAC Indemnity Corporation
AMT   -  Subject to Alternative Minimum Tax
FGIC  -  Insured by the Financial Guaranty Insurance Corporation
FHA   -  Insured by the Federal Housing Authority
FSA   -  Insured by the Financial Security Assurance
GNMA  -  Insured by the Government National Mortgage Association
MBIA  -  Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common Stock, $.01 par value, 2 million shares authorized
 to the Fund ...............................................      $ 40,838,893
Preferred Stock, $.01 par value, 1 million shares authorized
 to the Fund ...............................................        25,000,000
Undistributed net investment income ........................           414,388
Accumulated net realized loss on investments ...............          (885,805)
Net unrealized gain on investments .........................         3,466,440
                                                                  ------------
Total Net Assets ...........................................      $ 68,833,916
                                                                  ============

                              See accompanying notes

                             1997 semi-annual report

DELAWARE-VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC. --
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                               PRINCIPAL               MARKET
                                                                 AMOUNT                VALUE
                                                             -----------------------------------
MUNICIPAL BONDS - 98.53%
CERTIFICATES OF PARTICIPATION - 1.91%
Arapahoe County Colorado Library District
 5.70% 12/15/10 (MBIA)  ...........................           $ 2,000,000           $ 2,111,120
                                                                                    -----------
                                                                                      2,111,120
                                                                                    -----------
GENERAL OBLIGATION BONDS - 27.73%
Adams & Weld Counties School District #27J,
 Brighton Series A 5.60% 12/01/12 (FGIC) ..........             2,000,000             2,094,660
Adams County School District #12, Five Star
 5.40% 12/15/15 (FGIC)  ...........................             1,250,000             1,274,100
Adams County School District #12, Five Star
 5.40% 12/15/16 (FGIC)  ...........................             2,000,000             2,030,060
Archuleta & Hinsdale Counties School District #50JT
 5.50% 12/01/14 (MBIA)  ...........................             1,000,000             1,017,450
Archuleta & Hinsdale Counties School District #50JT
 5.55% 12/01/20 (MBIA) ............................             4,000,000             4,036,120
Brighton County 5.50% 12/01/11 (FSA) ..............             1,200,000             1,243,572
Eagle Garfield & Routt Counties School
 District #Re-50J 6.30% 12/01/12 (FGIC) ...........             1,000,000             1,104,150
El Paso County School District #20
 5.625% 12/15/16 (MBIA)  ..........................             1,000,000             1,032,150
El Paso County School District #20
 5.625% 12/15/16 (AMBAC)  .........................             3,000,000             3,096,450
Larimer County School District #R 1, Poudre
 Improvement 5.625% 12/15/12 (MBIA) ...............             1,000,000             1,034,550
Larimer & Weld Counties School District #Re-5J
 5.75% 11/15/20 (AMBAC) ...........................             1,000,000             1,036,400
Larimer & Weld Counties School District #Re-5J
 5.75% 11/15/20 (MBIA) ............................             1,700,000             1,761,880
Larimer, Weld & Boulder Counties School
 District #R-2J Thompson
 5.45% 12/15/16 (FGIC)  ...........................             1,250,000             1,270,600
Mesa County Colorado Valley School District #51
 Grand Junction 5.50% 12/01/15 (MBIA) .............             1,000,000             1,024,160
Mesa County Colorado Valley School District #51
 Grand Junction 5.50% 12/01/16 (MBIA) .............             1,100,000             1,124,827
Piney Creek Colorado Metropolitan District
 5.65% 12/01/17 (FGIC)  ...........................             2,100,000             2,147,061
Pueblo County (MBIA) 5.80% 06/01/11 ...............             1,405,000             1,482,106
Stonegate Village Metropolitan District Series A
 5.50% 12/01/21 (FSA) .............................             2,750,000             2,788,720
                                                                                    -----------
                                                                                     30,599,016
                                                                                    -----------
HEALTH CARE REVENUE BONDS - 9.89%
Colorado Health Facilities Authority Revenue,
 Boulder Community Hospital Project,
 Series 1994 B 5.875% 10/01/23 (MBIA) .............             2,625,000             2,710,995
Colorado Health Facilities Authority Revenue,
 North Colorado Medical Center
 5.95% 05/15/12 (MBIA)  ...........................             2,000,000             2,099,620
Colorado Health Facilities Authority Revenue,
 North Colorado Medical Center
 6.00% 05/15/20 (MBIA)  ...........................             1,000,000             1,052,280


--------------------------------------------------------------------------------

                                                               PRINCIPAL               MARKET
                                                                 AMOUNT                VALUE
                                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)
HEALTH CARE REVENUE BONDS (CONTINUED)
Colorado Springs Memorial Hospital Revenue
 6.00% 12/15/24 (MBIA)  ...........................           $ 2,350,000           $ 2,476,219
Logan County Health Care Facilities Revenue,
 Western Health Network Inc. ......................
 5.90% 01/01/19 (MBIA)  ...........................             2,510,000             2,578,121
                                                                                    -----------
                                                                                     10,917,235
                                                                                    -----------
HIGHER EDUCATION REVENUE BONDS - 10.32%
Aurora Educational Development Revenue
 6.00% 10/15/15 (Connie Lee) ......................             2,500,000             2,601,600
Colorado Mountain College Residence Hall Authority
 Revenue 5.75% 06/01/23 (MBIA) ....................             1,000,000             1,031,310
Colorado Postsecondary Education Facility Authority
 Revenue, University of Denver Project
 6.00% 03/01/16 (Connie Lee) ......................             4,000,000             4,156,320
Colorado State Board Community College &
 Occupational Education Revenue
 5.75% 11/01/11 (AMBAC)  ..........................               500,000               529,785
Colorado State Colleges Board of Trustees, Adams
 State College 5.75% 05/15/19 (MBIA) ..............             2,000,000             2,053,120
University of Northern Colorado Revenue Auxillary
 Facilities System 5.60% 06/01/24 (MBIA) ..........             1,000,000             1,016,190
                                                                                    -----------
                                                                                     11,388,325
                                                                                    -----------
HOUSING REVENUE BONDS - 6.47%
Colorado Housing Finance Authority-Single-Family
 Housing Series AA
 5.625% 11/01/23 (MBIA)  ..........................             5,000,000             5,046,950
Snowmass Village Multi-Family Housing, Revenue
 Refunding Essential Function Housing
 6.25% 12/15/16 (FSA)  ............................             2,000,000             2,096,460
                                                                                    -----------
                                                                                      7,143,410
                                                                                    -----------
LEASE OBLIGATION REVENUE BONDS - 2.16%
Puerto Rico Public Buildings Authority Revenue
 Series B 5.00% 07/01/27 (AMBAC) ..................             2,500,000             2,388,125
                                                                                    -----------
                                                                                      2,388,125
                                                                                    -----------
MISCELLANEOUS & SALES TAX
 REVENUE BONDS - 4.94%
Castle Rock Sales & Use Tax Revenue
 5.90% 06/01/16 (FSA)  ............................             1,755,000             1,824,761
Douglas County Sales & Use Tax Revenue
 5.50% 10/15/11 (MBIA)  ...........................             3,500,000             3,628,450
                                                                                    -----------
                                                                                      5,453,211
                                                                                    -----------
POLLUTION CONTROL REVENUE BONDS - 1.41%
Adams County Pollution Control Revenue Refunding,
 Public Service Company Project, Series A
 5.875% 04/01/14 (MBIA)  ..........................             1,500,000             1,559,370
                                                                                    -----------
                                                                                      1,559,370
                                                                                    -----------


                              1997 semi-annual report

DELAWARE-VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                               PRINCIPAL               MARKET
                                                                 AMOUNT                VALUE
                                                             -----------------------------------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS - 12.73%
 City of Westminster County Sales & Use Tax
  Refunding Revenue, Series A
  6.25% 12/01/12 - 02 (FGIC) .......................           $  5,000,000           $  5,441,800
 Jefferson County School District #R-001
  6.00% 12/15/12 - 02 (AMBAC) ......................              1,575,000              1,709,537
 Jefferson County School District #R-001
  6.25% 12/15/12 - 02 (AMBAC) ......................              2,435,000              2,671,073
 Regional Transportation District Colorado Sales Tax
  Revenue 6.25% 11/01/12 - 02 (FGIC) ...............              3,855,000              4,221,842
                                                                                      ------------
                                                                                        14,044,252
                                                                                      ------------
 TRANSPORTATION REVENUE BONDS - 15.60%
 Arapahoe County Capital Improvements Highway
  Revenue 6.05% 08/31/15 (MBIA) ....................              4,700,000              5,045,403
 Colorado Springs Airport Revenue, Series A
  5.25% 01/01/17 (MBIA)  ...........................              1,000,000                997,510
 Denver City & County Airport Revenue, Series A
  5.50% 11/15/25 (MBIA) ............................              6,000,000              5,974,020
 Denver City & County Airport Revenue, Series A
  5.60% 11/15/20 (MBIA)  ...........................              2,500,000              2,524,825
 Denver City & County Airport Revenue, Series D
  5.50% 11/15/25 (MBIA)  ...........................              2,000,000              1,991,340
 Regional Transportation District Colorado Sales Tax
  Revenue 6.25% 11/01/12 (FGIC) ....................                645,000                689,337
                                                                                      ------------
                                                                                        17,222,435
                                                                                      ------------
 UTILITY REVENUE BONDS - 5.37%
 Platte River Power Authority Colorado Power
  Revenue Series DD
  5.375% 06/01/17 (MBIA)  ..........................              2,750,000              2,762,788
 Municipal Subdistrict of Northern Colorado Water
  Conservancy District Revenue Series F
  6.50% 12/01/12 (AMBAC)  ..........................              2,800,000              3,158,736
                                                                                      ------------
                                                                                         5,921,524
                                                                                      ------------
 Total Municipal Bonds
  (cost of $104,737,615)  ..........................                                   108,748,023
                                                                                      ------------

                                                                      MARKET
                                                                      VALUE
                                                              ------------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.53%
 (cost of $104,737,615)**  .................................     $ 108,748,023
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.47%  ...............................         1,618,179
                                                                 -------------
TOTAL NET ASSETS - 100.00%  ................................       110,366,202
LIQUIDATION VALUE OF PREFERRED STOCK .......................       (40,000,000)
                                                                 -------------
NET ASSETS APPLICABLE TO 4,837,100 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING ..............................     $  70,366,202
                                                                 =============

NET ASSET VALUE PER COMMON SHARE
 ($70,366,202 / 4,837,100 shares)  .........................     $       14.55
                                                                 =============

-------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Also cost for federal tax purposes.

AMBAC      - Insured by the American Municipal Bond Assurance Corporation
Connie Lee - Insured by the College Construction Insurance Association
FGIC       - Insured by the Financial Guaranty Insurance Company
FSA        - Insured by the Financial Security Assurance
MBIA       - Insured by the Municipal Bond Insurance Association


COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common Stock, $.01 par value, 200 million shares authorized
 to the Fund ...............................................     $  67,238,110
Preferred Stock, $.01 par value, 1 million shares authorized
 to the Fund ...............................................        40,000,000
Undistributed net investment income ........................           690,921
Accumulated net realized loss on investments ...............        (1,573,237)
Net unrealized gain on investments .........................         4,010,408
                                                                 -------------
Total Net Assets ...........................................     $ 110,366,202
                                                                 =============

                             See accompanying notes

                             1997 semi-annual report

DELAWARE-VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND --
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL             MARKET
                                                      AMOUNT               VALUE
                                                    -------------------------------

MUNICIPAL BONDS - 98.57%
CERTIFICATES OF PARTICIPATION - 13.10%
Dade County School Board Lease
 5.60% 08/01/17 (AMBAC)  ................           $1,000,000           $1,018,830
Escambia County School Board Lease
 5.50% 02/01/22 (MBIA)  .................            5,000,000            5,046,650
St. Lucie County School Board Lease
 5.375% 07/01/19 (FSA)  .................            1,250,000            1,245,912
                                                                         ----------
                                                                          7,311,392
                                                                         ----------
GENERAL OBLIGATION BONDS - 4.31%
Reedy Creek Improvement-Sports Complex
 5.75% 06/01/13 (MBIA)  .................            2,300,000            2,405,501
                                                                         ----------
                                                                          2,405,501
                                                                         ----------
HIGHER EDUCATION REVENUE BONDS - 5.02%
Florida Agricultural & Mechanical
 University/Student Apartment Facility
 5.625% 07/01/21 (MBIA)  ................            1,250,000            1,275,725
Volusia Education Facilities Authority
 Revenue Stetson University
 5.50% 06/01/17 (MBIA)  .................            1,500,000            1,522,845
                                                                         ----------
                                                                          2,798,570
                                                                         ----------
HOSPITAL REVENUE BONDS - 15.78%
Lakeland Hospital System Revenue
 Lakeland Regional Medical Center
 5.75% 11/15/15 (FGIC)  .................            2,500,000            2,570,275
Orange County Health Facilities Authority
 Revenue Adventist Health System
 5.75% 11/15/25 (AMBAC)  ................            1,500,000            1,539,225
Orange County Health Facilities Authority
 Revenue Orlando Regional Health
 6.25% 10/01/18 (MBIA)  .................            2,000,000            2,244,380
Venice Health Care Revenue
 Bon Secours Health System Project
 5.60% 08/15/16 (MBIA)  .................            2,405,000            2,453,870
                                                                         ----------
                                                                          8,807,750
                                                                         ----------
HOUSING REVENUE BONDS - 11.89%
Florida Housing Finance Agency
 Homeowner Mortgage Series 2 AMT
 5.90% 07/01/29 (MBIA)  .................            1,250,000            1,277,500
Florida State Housing Revenue
 Leigh Meadows Project Series N AMT
 6.30% 09/01/36 (AMBAC)  ................            2,510,000            2,628,874
Florida State Housing Revenue
 Woodbridge Project Series L AMT
 6.05% 12/01/16 (AMBAC)  ................            1,120,000            1,165,080
Florida State Housing Revenue Woodbridge
 Project Series L AMT
 6.25% 06/01/36 (AMBAC)  ................            1,500,000            1,566,030
                                                                         ----------
                                                                          6,637,484
                                                                         ----------

--------------------------------------------------------------------------------

                                                    PRINCIPAL             MARKET
                                                      AMOUNT               VALUE
                                                    -------------------------------


 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS - 1.94%
 Dade County Seaport
  6.25% 10/01/21-01 (AMBAC)  ..............           $1,000,000           $1,084,280
                                                                           ----------
                                                                            1,084,280
                                                                           ----------
 TRANSPORTATION REVENUE BONDS - 4.72%
 Dade County Aviation Revenue Series B
  5.60% 10/01/26 (MBIA)  ..................            1,000,000            1,013,100
 Hillsborough County Aviation Authority
  Revenue Tampa International Airport
  Series B 5.60% 10/01/19 (FGIC) ..........            1,600,000            1,622,608
                                                                           ----------
                                                                            2,635,708
                                                                           ----------
 UTILITY REVENUE BONDS - 8.75%
 Florida State Municipal Power
  Agency Revenue St. Lucie Project
  5.70% 10/01/16 (FGIC)  ..................            1,250,000            1,276,700
 Sunrise Utility System Revenue Series A
  5.75% 10/01/26 (AMBAC)  .................            2,500,000            2,568,825
 Tampa Utilities Tax Revenue
  6.00% 10/01/15 (AMBAC)  .................            1,000,000            1,038,730
                                                                           ----------
                                                                            4,884,255
                                                                           ----------
 WATER AND SEWER REVENUE BONDS - 11.29%
 City of Panama Beach Water & Sewer
  5.50% 06/01/18 (AMBAC)  .................            1,000,000            1,006,000
 Dade County Water & Sewer
  5.50% 10/01/25 (FGIC)  ..................            1,100,000            1,098,427
 Florida Keys Aqueduct Water Revenue
  5.25% 09/01/21 (AMBAC)  .................            1,700,000            1,665,898
 Indian River County Water & Sewer Revenue
  5.50% 09/01/16 (FGIC)  ..................            1,000,000            1,023,850
 Sarasota County Utility System Revenue
  5.50% 10/01/22 (FGIC)  ..................            1,500,000            1,506,030
                                                                           ----------
                                                                            6,300,205
                                                                           ----------
 OTHER REVENUE BONDS - 21.77%
 Boca Raton Community Redevelopment Tax
  Increment Revenue Mizner Park Project
  5.875% 03/01/13 (FGIC)  .................            1,500,000            1,568,640
 Dade County Professional Sports Franchise
  Facilities Revenue 6.00% 10/01/22 (FGIC)             1,000,000            1,046,840
 Florida Ports Financing Commission Revenue
  AMT 5.375% 06/01/27 (MBIA) ..............            2,250,000            2,218,612
 Hillsborough County Industrial Development
  Authority Revenue Allegheny Health System
  Knox Village 5.75% 12/01/21 (MBIA) ......            1,000,000            1,020,670
 Miami Beach Resort Tax Revenue
  5.50% 10/01/16 (AMBAC)  .................            1,000,000            1,020,670
 Orange County Public Service Tax Revenue
  6.00% 10/01/24 (FGIC)  ..................            3,000,000            3,180,420

                             1997 semi-annual report
18

DELAWARE-VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL             MARKET
                                                      AMOUNT               VALUE
                                                    -------------------------------

MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Orange County Sales Tax Revenue
 6.125% 01/01/19 (FGIC)  .........................   $ 1,000,000        $ 1,042,060
Village Center Community Development
 District Revenue Series A
 5.85% 11/01/16 (MBIA)  ..........................     1,000,000          1,050,720
                                                                        -----------
                                                                         12,148,632
                                                                        -----------
Total Municipal Bonds
 (cost of $52,532,346)  ..........................                       55,013,777
                                                                        -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.57%
 (cost of $52,532,346)** .........................                      $55,013,777
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.43% ......................                          795,734
                                                                        -----------
TOTAL NET ASSETS - 100.00% .......................                      $55,809,511
                                                                        -----------
LIQUIDATION VALUE OF PREREFERRED STOCK ...........                      (20,000,000)
                                                                        -----------
NET ASSETS APPLICABLE TO 2,422,200 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING ....................                      $35,809,511
                                                                        ===========

NET ASSET VALUE PER COMMON SHARE
 ($35,809,511 / 2,422,200 shares) ................                           $14.78
                                                                             ======


-------------------
* For Pre-Refunded Bonds, the stated maturity is
  followed by the year in  which each bond is pre-refunded.
**Also cost for tax purposes.

AMBAC  - Insured by the AMBAC Indemnity Corporation
AMT    - Subject to Alternative Minimum Tax
FGIC   - Insured by the Financial Guaranty Insurance Corporation
FSA    - Insured by the Financial Security Assurance
MBIA   - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common Stock, $.01 par value, unlimited shares authorized
 to the Fund ...............................................           $ 33,361,389
Preferred Stock, $.01 par value, unlimited shares authorized
 to the Fund ...............................................             20,000,000
Undistributed net investment income ........................                386,176
Accumulated net realized loss on investments ...............               (419,485)
Net unrealized gain on investments .........................              2,481,431
                                                                       ------------
Total Net Assets ...........................................           $ 55,809,511
                                                                       ============

                             See accompanying notes

                             1997 semi-annual report

DELAWARE-VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC. --
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL             MARKET
                                                          AMOUNT               VALUE
                                                       -------------------------------

MUNICIPAL BONDS - 97.20%
GENERAL OBLIGATION BONDS - 15.98%
Carver County Series 1992-A
 5.875% 02/01/14  ...........................           $1,000,000           $1,022,660
Edina Recreational Facilities Bonds
 Series 1992-A 6.00% 01/01/09 ...............              305,000              318,996
Edina Recreational Facilities Bonds
 Series 1992-A 6.00% 01/01/10 ...............              320,000              334,058
Minneapolis 6.00% 03/01/16 ..................            1,600,000            1,654,752
Minneapolis-St. Paul Metro Airport Commission
 AMT 6.60% 01/01/11  ........................            1,500,000            1,603,020
Puerto Rico Commonwealth
 6.00% 07/01/26  ............................            2,000,000            2,096,060
Rosemount Independent School District #196
 5.70% 04/01/12  ............................            1,000,000            1,045,850
St. Francis Independent School District #15
 6.30% 02/01/11(FSA)  .......................            1,250,000            1,402,888
                                                                             ----------
                                                                              9,478,284
                                                                             ----------
HIGHER EDUCATION REVENUE BONDS - 9.05%
Minnesota Higher Education Facility
 St. Thomas University Series 3-C
 6.25% 09/01/16  ............................            1,000,000            1,049,280
Minnesota Higher Education Facility
 Macalester College Series 3-J
 6.40% 03/01/22  ............................            1,000,000            1,059,210
Minnesota State University Board Revenue
 State University System Series A
 6.05% 06/30/18  ............................              250,000              259,547
Northfield St. Olaf College Revenue
 6.30% 10/01/12  ............................            1,075,000            1,148,455
Northfield St. Olaf College Revenue
 6.40% 10/01/21  ............................            1,750,000            1,850,818
                                                                             ----------
                                                                              5,367,310
                                                                             ----------
HOSPITAL REVENUE BONDS - 15.01%
Bloomington Health Care Facilities
 Masonic Home Care Center
 5.875% 07/01/22 (AMBAC)  ...................            1,000,000            1,030,440
Duluth Economic Development Authority
 Health Care Revenue Duluth Clinic
 Series 1992 6.30% 11/01/22 (AMBAC) .........            1,270,000            1,364,716
Duluth Economic Development Authority
 Health Care Revenue St. Mary's Hospital
 Series 1993-C
 6.00% 02/15/20 (Connie Lee) ................            1,000,000            1,035,380
Duluth Economic Development Authority
 Health Care Revenue St. Luke's Hospital
 Series 1992-B
 6.40% 05/01/18 (Connie Lee) ................            1,000,000            1,067,040


--------------------------------------------------------------------------------

                                                               PRINCIPAL             MARKET
                                                                 AMOUNT               VALUE
                                                              -------------------------------

MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Minneapolis Hospital System Revenue
 Fairview Hospital Series 1991-A
 6.50% 01/01/11 (MBIA)  .........................           $  2,210,000           $  2,401,099
Minneapolis Hospital System Revenue
 Fairview Hospital Series 1993-A
 5.25% 11/15/19 (MBIA)  .........................              1,500,000              1,471,050
Minneapolis/St. Paul HRA HealthOne
 6.75% 08/15/14 (MBIA)  .........................                500,000                537,865
                                                                                   ------------
                                                                                      8,907,590
                                                                                   ------------
HOUSING REVENUE BONDS - 23.18%
Brooklyn Center Multifamily Housing Revenue
 Four Courts AMT 7.50% 06/01/25  ................              1,800,000              1,834,362
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1991-A AMT
 7.45% 07/01/22 (FHA)  ..........................              1,425,000              1,519,734
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1992-G 6.50% 07/01/06 ...................                430,000                459,558
Minnetonka Senior Housing Project
 (Presbyterian Homes Guaranteed)
 7.70% 06/01/25  ................................              2,725,000              2,917,930
New Brighton Multifamily Mortgage Revenue
 Polynesian Village Apartments
 Series 1995-A 7.60% 04/01/25 ...................              1,400,000              1,439,088
St. Anthony Multifamily Housing Development
 6.875% 07/01/22 (Asset Guaranty) ...............              2,265,000              2,423,346
St. Paul HRA Multifamily Housing Revenue
 Pointe of St. Paul Project
 Series 1992 6.60% 10/01/12 (FNMA) ..............              2,950,000              3,155,055
                                                                                   ------------
                                                                                     13,749,073
                                                                                   ------------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 6.26%
Bass Brook PCR Minnesota Power and Light
 6.00% 07/01/22  ................................              2,575,000              2,650,834
Metropolitan Council Sports Facilities Commission
 Hubert H. Humphrey Metrodome
 6.00% 10/01/09  ................................              1,000,000              1,066,200
                                                                                   ------------
                                                                                      3,717,034
                                                                                   ------------
POLLUTION CONTROL REVENUE BONDS - 2.79%
Minnesota Public Facilities Authority
 Water Pollution Control Revenue
 Series 1992 6.50% 03/01/14 .....................              1,500,000              1,658,010
                                                                                   ------------
                                                                                      1,658,010
                                                                                   ------------

                             1997 semi-annual report
20

DELAWARE-VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                               PRINCIPAL             MARKET
                                                                 AMOUNT               VALUE
                                                              -------------------------------

 MUNICIPAL BONDS (CONTINUED)
 POWER AUTHORITY REVENUE BONDS - 13.90%
 Anoka County Solid Waste Disposal
  National Rural Co-Op Utility AMT
  6.95% 12/01/08  ................................           $ 1,000,000           $ 1,073,770
 Northern Minnesota Municipal Power Agency
  Electric System Revenue Series A
  5.00% 01/01/21  ................................             1,500,000             1,402,140
 Northern Minnesota Municipal Power Agency
  Electric System Revenue Series B
  5.50% 01/01/18 (AMBAC)  ........................             1,250,000             1,262,513
 Southern Minnesota Municipal Power Agency
  5.75% 01/01/11 (FGIC)  .........................             1,000,000             1,042,550
 Southern Minnesota Municipal Power Agency
  5.50% 01/01/15 (AMBAC)  ........................               610,000               619,772
 Southern Minnesota Municipal Power Agency
  5.00% 01/01/16 (FGIC)  .........................               580,000               567,054
 Western Minnesota Municipal Power Agency
  5.50% 01/01/15 (MBIA)  .........................             2,275,000             2,277,343
                                                                                   -----------
                                                                                     8,245,142
                                                                                   -----------
*PRE-REFUNDED BONDS - 9.85%
 Dakota & Washington Counties HRA
  Single Family Mortgage Revenue
  Bloomington AMT
  8.375% 09/01/21(GNMA) Escrowed to
  Maturity .......................................             2,555,000             3,521,096
 Duluth Economic Development Authority
  Health Care Revenue Duluth Clinic Series 1992
  6.30% 11/01/22-04 (AMBAC)  .....................               730,000               812,600
 St. Cloud Hospital Revenue
  6.75% 07/01/15-01 (AMBAC)  .....................             1,000,000             1,105,640
 Southern Minnesota Municipal Power Agency
  5.50% 01/01/15 (AMBAC) Escrowed to
  Maturity .......................................               390,000               402,141
                                                                                   -----------
                                                                                     5,841,477
                                                                                   -----------
 TRANSPORTATION REVENUE BONDS - 1.18%
 Puerto Rico Commonwealth Highway & Transportation
  Authority 5.50% 07/01/26  ......................               700,000               699,930
                                                                                   -----------
                                                                                       699,930
                                                                                   -----------
 Total Municipal Bonds
  (cost of $53,843,678)  .........................                                  57,663,850
                                                                                   -----------

--------------------------------------------------------------------------------

                                                                       MARKET
                                                                        VALUE
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 97.20%
 (cost of $53,843,678)** ..................................           $ 57,663,850
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 2.80% ...............................              1,662,246
                                                                      ------------
TOTAL NET ASSETS - 100.00% ................................           $ 59,326,096
LIQUIDATION VALUE OF PREFERRED STOCK ......................            (20,000,000)
                                                                      ------------
NET ASSETS APPLICABLE TO 2,594,700 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING .............................           $ 39,326,096
                                                                      ============
NET ASSET VALUE PER COMMON SHARE
 ($39,326,096 / 2,594,700 shares) .........................                 $15.16
                                                                      ============

----------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Also cost for tax purposes.

AMBAC           -  Insured by the AMBAC Indemnity Corporation
AMT             -  Subject to Alternative Minimum Tax
Asset Guaranty  -  Insured by the Asset Guaranty Insurance Company
Connie Lee      -  Insured by the College Construction Insurance Association
FGIC            -  Insured by the Financial Guaranty Insurance Corporation
FHA             -  Insured by the Federal Housing Authority
FNMA            -  Insured by the Federal National Mortgage Association
FSA             -  Insured by the Financial Security Assurance
GNMA            -  Insured by the Government National Mortgage Association
MBIA            -  Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common Stock, $.01 par value, 200 million shares authorized
 to the Fund ..............................................           $ 35,478,065
Preferred Stock $.01 par value, 1 million shares authorized
 to the Fund ..............................................             20,000,000
Overdistribution of net investment income .................                (45,438)
Accumulated net realized gain on investments ..............                 73,297
Net unrealized gain on investments ........................              3,820,172
                                                                      ------------
Total Net Assets ..........................................           $ 59,326,096
                                                                      ============


                             See accompanying notes

                             1997 semi-annual report

DELAWARE-VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC. --
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                         PRINCIPAL             MARKET
                                                           AMOUNT               VALUE
                                                        -------------------------------

MUNICIPAL BONDS - 98.48%
GENERAL OBLIGATION BONDS - 14.47%
Becker AMT
 6.25% 08/01/25 (MBIA)  .....................           $ 3,700,000           $ 3,951,193
Buffalo Independent School District
 6.15% 02/01/22 (FSA)  ......................             4,030,000             4,194,384
Esko Independent School District
 5.65% 04/01/12 (FSA)  ......................               550,000               567,919
Hawley Independent School District
 5.75% 02/01/17 (FSA)  ......................             1,000,000             1,032,610
Melrose Independent School District #740
 Series A 5.63% 02/01/13 (FSA) ..............             3,225,000             3,290,984
Minneapolis Convention Center Facilities
 5.40% 04/01/12  ............................             2,000,000             2,047,220
Minnesota State
 5.375% 08/01/11  ...........................             1,000,000             1,022,230
Red Wing Independent School District #256
 Series 1993-A 5.70% 02/01/12 ...............             2,925,000             3,002,981
Red Wing Independent School District #256
 Series 1993-A 5.70% 02/01/13 ...............             1,625,000             1,664,520
Rosemount Independent School District #196
 5.70% 04/01/12  ............................             1,270,000             1,328,229
Stewartville Independent School District #534
 5.75% 02/01/17  ............................             1,705,000             1,755,110
                                                                              -----------
                                                                               23,857,380
                                                                              -----------
HIGHER EDUCATION REVENUE BONDS - 9.67%
Minnesota Higher Education Facility
 Macalster College 5.55% 03/01/16 ...........             1,250,000             1,277,325
Minnesota Higher Education Facility
 St. Thomas University Series 4A-1
 5.625% 10/01/21  ...........................             1,000,000             1,010,180
Minnesota State Higher Education Facility
 St. Thomas University Series R1
 5.60% 10/01/15  ............................             1,050,000             1,073,730
Minnesota State Higher Education Facility
 St. Thomas University Series R2
 5.60% 09/01/14  ............................               275,000               282,224
Minnesota State University Board Revenue
 Series 1993-A State University System
 6.10% 06/30/23  ............................             1,150,000             1,196,311
Minnesota State University Board Revenue
 Series 1993-C State University System
 5.60% 06/30/16 (MBIA)  .....................             4,115,000             4,203,596
Minnesota State University Board Revenue
 Series 1993-C State University System
 5.60% 06/30/19 (MBIA)  .....................             3,720,000             3,789,006
University of Minnesota Series A
 5.50% 07/01/21  ............................             3,000,000             3,117,480
                                                                              -----------
                                                                               15,949,852
                                                                              -----------


--------------------------------------------------------------------------------

                                                         PRINCIPAL             MARKET
                                                           AMOUNT               VALUE
                                                        -------------------------------

MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS - 16.15%
Bloomington Health Care Facilities
 Masonic Home Care Center
 5.875% 07/01/22 (AMBAC)  .........................       $ 4,000,000           $ 4,121,760
Brainerd Lutheran Hospital Health Care Facilities
 Series A 6.65% 03/01/17 (FSA) ....................         1,195,000             1,299,276
Detroit Lakes Benedictine Health Systems
 St. Mary's Hospital
 6.00% 02/15/19 (Connie Lee) ......................         1,250,000             1,294,225
Duluth Economic Development Authority
 Health Care Facilities Revenue Duluth Clinic
 6.20% 11/01/12 (AMBAC)  ..........................           720,000               775,894
Duluth Economic Development Authority
 Health Care Facilities Revenue Duluth Clinic
 Series 1992 6.30% 11/01/22 (AMBAC) ...............         3,890,000             4,180,116
Duluth Economic Development Authority
 Health Care Facilities Revenue St. Mary's Hospital
 Series 1993-C
 6.00% 02/15/20 (Connie Lee) ......................         6,000,000             6,212,280
Minnesota Agricultural and Economic Development
 Health Care System Fairview Hospital Series A
 5.75% 11/15/26 (MBIA)  ...........................         4,800,000             4,943,328
Minneapolis-St. Paul HRA HealthOne
 7.40% 08/15/11 (MBIA)  ...........................         2,105,000             2,303,165
Minneapolis-St. Paul HRA Childrens Health Care
 5.50% 08/15/25 (FSA)  ............................         1,500,000             1,512,390
                                                                                -----------
                                                                                 26,642,434
                                                                                -----------
HOUSING REVENUE BONDS - 21.56%
Chanhassen Multifamily Housing Heritage Park
 Project AMT 6.20% 07/01/30 (FHA) .................         1,105,000             1,154,018
Dakota County HRA Multifamily Mortgage Revenue
 Imperial Ridge Project Series 1993-A
 6.10% 12/15/28 (GNMA)  ...........................         1,880,000             1,963,021
Harmony Minnesota Multifamily Revenue
 Zedakah Foundation Project Series A
 5.95% 09/01/20  ..................................         1,000,000             1,021,340
Minnesota Housing Finance Agency
 Multifamily Rental Housing
 Series D 5.90% 02/01/14  .........................         1,115,000             1,152,263
Minnesota Housing Finance Agency
 Multifamily Rental Housing
 Series D 6.00% 08/01/22  .........................         2,295,000             2,369,932


                             1997 semi-annual report

DELAWARE-VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                         PRINCIPAL             MARKET
                                                           AMOUNT               VALUE
                                                        -------------------------------

MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Minnesota Housing Finance Agency
 Single Family Housing Revenue
 Series 1994-F 6.30% 07/01/25 ...................       $ 1,545,000           $ 1,631,118
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue AMT
 7.05% 07/01/22  ................................         1,710,000             1,803,708
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1992-B2 AMT 6.15% 01/01/26 ..............         3,970,000             4,105,258
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1992-C2 AMT 6.15% 07/01/23 ..............         4,015,000             4,136,534
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1994-J AMT 6.95% 07/01/26 ...............         3,685,000             3,967,529
Minnetonka Senior Housing Project
 (Presbyterian Homes of Minnesota Guaranteed)
 7.25% 06/01/09  ................................         1,225,000             1,296,589
Minnetonka Senior Housing Project
 (Presbyterian Homes of Minnesota Guaranteed)
 7.50% 06/01/14  ................................           760,000               814,226
Minnetonka Senior Housing Project
 (Presbyterian Homes of Minnesota Guaranteed)
 7.55% 06/01/19  ................................         2,365,000             2,525,560
New Brighton Multifamily Mortgage Revenue
 Polynesian Village Apartments
 Series 1995-A 7.60% 04/01/25 ...................         3,820,000             3,926,654
St. Paul HRA Single family Mortgage Revenue
 6.40% 03/01/21 (FNMA)  .........................         2,000,000             2,115,680
Stillwater, Minnesota Multifamily
 Mortgage Revenue
 AMT 7.25% 11/01/27  ............................         1,540,000             1,571,816
                                                                              -----------
                                                                               35,555,246
                                                                              -----------
INDUSTRIAL DEVELOPMENT
 REVENUE BONDS - 6.07%
Bass Brook PCR Minnesota Power and Light
 6.00% 07/01/22  ................................         7,660,000             7,885,587
Metropolitan Council Sports Facilities Commission
 Hubert H. Humphrey Metrodome
 6.00% 10/01/09  ................................         2,000,000             2,132,400
                                                                              -----------
                                                                               10,017,987
                                                                              -----------


--------------------------------------------------------------------------------

                                                         PRINCIPAL             MARKET
                                                           AMOUNT               VALUE
                                                        -------------------------------

 MUNICIPAL BONDS (CONTINUED)
  POLLUTION CONTROL REVENUE BONDS - 5.99%
 Cloquet, Minnesota Pollution Control Revenue
  Potlatch Corporation Project
  5.90% 10/01/26  ...........................           $ 5,000,000           $ 5,159,150
 Minnesota Public Facilities Authority
  Water Pollution Control Revenue
  6.25% 03/01/16  ...........................             1,000,000             1,070,810
 Minnesota Public Facilities Authority
  Water Pollution Control Revenue
  Series 1992 6.50% 03/01/14 ................             3,300,000             3,647,622
                                                                              -----------
                                                                                9,877,582
                                                                              -----------
 POWER AUTHORITY REVENUE BONDS - 8.03%
 Northern Minnesota Municipal Power Agency
  Electric System Revenue Series B
  5.50% 01/01/18 (AMBAC)  ...................             5,955,000             6,014,610
 Puerto Rico Electric Power Authority
  5.25% 07/01/21  ...........................             2,000,000             1,933,960
 Southern Minnesota Municipal Power Agency
  5.75% 01/01/18 (FGIC)  ....................             3,565,000             3,683,928
 Western Minnesota Municipal Power Agency
  5.50% 01/01/15 (MBIA)  ....................             1,605,000             1,606,653
                                                                              -----------
                                                                               13,239,151
                                                                              -----------
*PRE-REFUNDED BONDS - 12.90%
 Dakota & Washington Counties HRA
  Single Family Mortgage Revenue
  Bloomington AMT
  8.375% 09/01/21 (GNMA) Escrowed to
  Maturity ..................................             5,500,000             7,579,660
 Duluth Economic Development Authority
  Hospital Facilities Revenue Duluth Clinic
  6.20% 11/01/12-04 (AMBAC)  ................               280,000               309,996
 Duluth Economic Development Authority
  Health Care Facilities Revenue
  6.30% 11/01/22-04 (AMBAC)  ................               960,000             1,068,624
 St. Paul HRA Sales Tax Revenue Civic Center
  5.55% 11/01/23 (MBIA) Escrowed to
  Maturity ..................................             4,200,000             4,306,890
 St. Paul HRA Sales Tax Revenue Civic Center
  5.55% 11/01/23 Escrowed to
  Maturity ..................................             2,300,000             2,358,535
 Southern Minnesota Municipal Power Agency
  5.75% 01/01/18-16  ........................             3,715,000             3,896,849
 Western Minnesota Municipal Power Agency
  6.625% 01/01/16 Escrowed to
  Maturity ..................................             1,535,000             1,758,296
                                                                              -----------
                                                                               21,278,850
                                                                              -----------

                            1997 semi-annual report

DELAWARE-VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                               PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                              -------------------------------
MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 3.64%
Puerto Rico Commonwealth Highway &
 Transportation Authority 5.50% 07/01/26 ....  $   6,000,000      $   5,999,400
                                                                  -------------
                                                                      5,999,400
                                                                  -------------
Total Municipal Bonds
 (cost of $155,136,171) ....................................        162,417,882
                                                                  -------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.48 %
 (cost of $155,136,171)** ..................................        162,417,882
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.52% ................................          2,504,076
                                                                  -------------
TOTAL NET ASSETS - 100.00% .................................      $ 164,921,958
LIQUIDATION VALUE OF PREFERRED STOCK .......................        (60,000,000)
                                                                  -------------
NET ASSETS APPLICABLE TO 7,252,200 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING ..............................      $ 104,921,958
                                                                  =============

NET ASSET VALUE PER COMMON SHARE
 ($104,921,958 / 7,252,200 shares) .........................             $14.47
                                                                  =============
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Also cost for tax purposes.

AMBAC      - Insured by the AMBAC Indemnity Corporation
AMT        - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association
FGIC       - Insured by the Financial Guaranty Insurance Corporation
FHA        - Insured by the Federal Housing Authority
FNMA       - Insured by the Federal National Mortgage Association
FSA        - Insured by the Financial Security Assurance
GNMA       - Insured by the Government National Mortgage Association
MBIA       - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common Stock, $.01 par value, 200 million shares authorized
 to the Fund ...............................................      $  99,710,002
Preferred Stock, $.01 par value, 1 million shares authorized
 to the Fund ...............................................         60,000,000
Undistributed net investment income ........................            680,513
Accumulated net realized loss on investments ...............         (2,750,268)
Net unrealized gain on investments .........................          7,281,711
                                                                  -------------
Total Net Assets ...........................................      $ 164,921,958
                                                                  =============

                             See accompanying notes

DELAWARE-VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC. --
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL             MARKET
                                                               AMOUNT               VALUE
                                                            -------------------------------

MUNICIPAL BONDS - 96.88%
GENERAL OBLIGATION BONDS - 10.86%
Brooklyn Park Minnesota Series A
 5.50% 02/01/19  ................................           $1,075,000           $1,092,157
Esko Independent School District
 5.75% 04/01/17 (FSA)  ..........................            2,145,000            2,205,425
North Branch Independent School District
 5.625% 02/01/17 (FGIC)  ........................            1,000,000            1,021,260
                                                                                 ----------
                                                                                  4,318,842
                                                                                 ----------
HIGHER EDUCATION REVENUE BONDS - 8.98%
Minnesota Higher Education Facilities
 Authorities Revenue
 St. Thomas University Series 4-A1
 5.625% 10/01/21  ...............................            1,010,000            1,020,282
Minnesota Higher Education Facilities
 St. Mary's College Series 3-Q
 6.15% 10/01/23  ................................            1,000,000            1,022,770
Minnesota Higher Education Facilities
 St. Benedict College Series 3-W
 6.375% 03/01/20  ...............................            1,275,000            1,321,282
Minnesota Higher Education Facilities
 Macalester College Series 4-C
 5.50% 03/01/12  ................................              200,000              206,244
                                                                                 ----------
                                                                                  3,570,578
                                                                                 ----------
HOSPITAL REVENUE BONDS - 19.28%
Duluth Economic Development Authority
 Hospital Facilities Revenue Duluth Clinic
 6.20% 11/01/12 (AMBAC)  ........................            1,080,000            1,163,840
Minnesota Agricultural and Economic Development
 Health Care System Fairview Hospital
 Series A 5.75% 11/15/26 (MBIA) .................            2,000,000            2,059,720
Princeton Fairview Hospital Revenue Series 1991-C
 6.25% 01/01/21 (MBIA)  .........................            2,000,000            2,126,780
Robbinsdale North Memorial Medical Center
 Series 1993-B 5.50% 05/15/23 (AMBAC) ...........            1,500,000            1,505,445
Wadena County Health Care Facilities Revenue
 7.75% 09/01/24  ................................              750,000              812,677
                                                                                 ----------
                                                                                  7,668,462
                                                                                 ----------

                            1997 semi-annual report
24

DELAWARE-VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                           PRINCIPAL             MARKET
                                                            AMOUNT               VALUE
                                                          -------------------------------

 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS - 19.84%
 Brooklyn Center Multifamily Housing Revenue
  Four Courts AMT 7.50% 06/01/25 ...................      $1,000,000           $1,019,090
 Burnsville Multifamily Mortgage Revenue Series A
  7.10% 01/01/30 (FSA)  ............................       2,000,000            2,222,200
 Edina HRA Edina Park Plaza
  7.70% 12/01/28 (FHA)  ............................       1,000,000            1,048,960
 Minneapolis Multifamily Housing Revenue
  Olsen Townhomes AMT 6.00% 12/01/19 ...............       1,875,000            1,912,350
 Minnesota HFA Single Family Mortgage
  Revenue Series 1991-A AMT
  7.45% 07/01/22 (FHA)  ............................       1,585,000            1,690,371
                                                                               ----------
                                                                                7,892,971
                                                                               ----------
 INDUSTRIAL DEVELOPMENT
  REVENUE BONDS - 11.15%
 Bass Brook PCR Minnesota Power and Light
  6.00% 07/01/22 ...................................       1,505,000            1,549,322
 Minnesota Public Facility Authority Water Pollution
  Control 5.40% 03/01/15 ...........................       2,820,000            2,884,860
                                                                               ----------
                                                                                4,434,182
                                                                               ----------
 POLLUTION CONTROL REVENUE BONDS - 2.59%
 Cloquet, Minnesota Pollution Control Revenue
  Potlatch Corporation Project
  5.90% 10/01/26 ...................................       1,000,000            1,031,830
                                                                               ----------
                                                                                1,031,830
                                                                               ----------
 POWER AUTHORITY REVENUE BONDS - 8.70%
 Moorhead Public Utilities Revenue
  6.25% 11/01/12 (MBIA) ............................       1,500,000            1,599,690
 Southern Minnesota Municipal Power Agency
  5.75% 01/01/18 (FGIC) ............................       1,800,000            1,860,048
                                                                               ----------
                                                                                3,459,738
                                                                               ----------
*PRE-REFUNDED BONDS - 12.21%
 Duluth Economic Development Authority
  Hospital Facilities Revenue Duluth Clinic
  6.20% 11/01/12-04 (AMBAC)  .......................         420,000              464,995
 St. Paul HRA Sales Tax Revenue Civic Center
  5.55% 11/01/23 (MBIA) Escrowed
  to Maturity ......................................       1,300,000            1,333,085
 University of Minnesota Hospital
  6.75% 12/01/16 Escrowed to Maturity ..............       2,580,000            3,057,713
                                                                               ----------
                                                                                4,855,793
                                                                               ----------



--------------------------------------------------------------------------------

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                   ----------------------------
MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 3.27%
Puerto Rico Commonwealth Highway & Transportation
 Authority 5.50% 07/01/26  ..............        $  1,300,000       $  1,299,870
                                                                    ------------
                                                                       1,299,870
                                                                    ------------
Total Municipal Bonds
 (cost of $36,357,914) .....................................          38,532,266
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 96.88 %
 (cost of $36,357,914)** ...................................          38,532,266
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 3.12% ................................           1,240,850
                                                                    ------------
TOTAL NET ASSETS - 100.00% .................................        $ 39,773,116
LIQUIDATION VALUE OF PREFERRED STOCK .......................         (15,000,000)
                                                                    ------------
NET ASSETS APPLICABLE TO 1,837,200 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING ..............................        $ 24,773,116
                                                                    ============

NET ASSET VALUE PER COMMON SHARE
 ($24,773,116 / 1,837,200 shares) ..........................              $13.48
                                                                    ============

------------------
*  For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Also cost for tax purposes.

AMBAC    - Insured by the AMBAC Indemnity Corporation
FGIC     - Insured by the Financial Guaranty Insurance Corporation
FHA      - Insured by the Federal Housing Authority
FSA      - Insured by the Financial Security Assurance
MBIA     - Insured by the Municipal Bond Insurance Association


COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common Stock, $.01 par value, 200 million shares authorized
 to the Fund ...............................................        $ 25,246,730
Preferred Stock, $.01 par value, 1 million shares authorized
 to the Fund ...............................................          15,000,000
Undistributed net investment income ........................             190,379
Accumulated net realized loss on investments ...............          (2,838,345)
Net unrealized gain on investments .........................           2,174,352
                                                                    ------------
Total Net Assets ...........................................        $ 39,773,116
                                                                    ============

                             See accompanying notes

                             1997 semi-annual report

THE DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                 Arizona Municipal Income Fund, Inc.
                                                     --------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED        YEAR      YEAR       YEAR       YEAR       2/26/93*
                                                       9/30/97       ENDED     ENDED      ENDED      ENDED        TO
                                                     (UNAUDITED)    3/31/97   3/31/96    3/31/95    3/31/94     3/31/93

Net asset value, beginning of period................  $ 13.78      $ 13.74    $ 13.22    $ 12.70    $  13.77    $ 13.95

Income (loss) from investment operations:
 Net investment income..............................     0.54         1.08       1.09       1.08        0.95       0.01
 Net realized and unrealized gain (loss) on
  investments ......................................     0.90         0.01       0.47       0.56       (0.79)     (0.13)
                                                      -------      -------    -------    -------    --------    -------
Total from investment operations....................     1.44         1.09       1.56       1.64        0.16      (0.12)
                                                      -------      -------    -------    -------    --------    -------
Less dividends and distributions to:
 Common shareholders from net investment income(1) .    (0.38)       (0.76)     (0.73)     (0.78)      (0.75)       -
 Preferred shareholders from net investment
  income(1) ........................................    (0.14)       (0.29)     (0.31)     (0.28)      (0.18)       -
 Common shareholders from net realized gain on
  investments ......................................      -            -           -       (0.05)      (0.09)       -
 Preferred shareholders from net realized gain
  on investments ...................................      -            -           -       (0.01)      (0.02)       -
                                                      -------      -------    -------    -------    --------    -------
 Total dividends and distributions..................    (0.52)       (1.05)     (1.04)     (1.12)      (1.04)       -
                                                      -------      -------    -------    -------    --------    -------
Capital share transactions:
 Capital charge with respect to issuance of shares        -            -          -          -         (0.19)     (0.06)

Net asset value, end of period......................  $ 14.70      $ 13.78    $ 13.74    $ 13.22    $  12.70    $ 13.77
                                                      =======      =======    =======    =======    ========    =======
Market value, end of period.........................  $ 14.13      $ 13.00    $ 12.75    $ 12.13    $  13.88    $ 15.13
                                                      =======      =======    =======    =======    ========    =======
Total investment return based on:(2)
 Market value.......................................    11.72%        8.20%     11.52%     (6.43%)     (2.91%)     8.42%
                                                      =======      =======    =======    =======    ========    =======
 Net asset value....................................    10.00%        5.94%      9.55%     11.29%      (2.20%)    (1.29%)
                                                      =======      =======    =======    =======    ========    =======
Ratios and supplemental data:
 Net assets applicable to capital shares, end of
  period (000 omitted) .............................  $68,834     $ 66,102   $ 65,990   $ 64,438     $ 62,881   $41,063
                                                      =======      =======    =======    =======    ========    =======
 Ratio of expenses to average net assets(3)(4)......     0.82%**      0.78%      0.78%      0.79%        0.82%     0.90%**
 Ratio of expenses to average net assets
  applicable to common shares(4)....................     1.30%**      1.25%      1.26%      1.32%        1.24%     0.90%**
 Ratio of net investment income to average net
  assets(3) ........................................     4.77%**      4.85%      4.88%      5.19%        4.41%     1.29%**
 Ratio of net investment income to average net
  assets applicable to common shares(5).............     5.62%**      5.71%      5.57%      6.42%        5.45%     1.29%**
 Portfolio turnover.................................        7%          31%        30%        18%          15%        0%

Leverage analysis:
 Value of preferred shares outstanding
  (000 omitted)..................................... $ 25,000     $ 25,000   $ 25,000   $ 25,000     $ 25,000         -
 Net asset coverage per share of preferred shares,
  end of period .................................... $137,668     $132,205   $131,979   $128,877     $125,762         -
 Liquidation value per share of preferred shares(6). $ 50,000     $ 50,000   $ 50,000   $ 50,000     $ 50,000         -


----------------------
*    Commencement of operations
**   Annualized
(1) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Beginning in the year ended March 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income dividend by average net assets applicable to common stock.
(6)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

                             1997 semi-annual report

THE DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                            COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                                                                     -----------------------------------------------------------
                                                                     SIX MONTHS
                                                                        ENDED          YEAR       YEAR        YEAR      7/29/93*
                                                                       9/30/97         ENDED      ENDED       ENDED       TO
                                                                     (UNAUDITED)      3/31/97    3/31/96     3/31/95    3/31/94

Net asset value, beginning of period.................................  $ 13.58       $ 13.61      $ 13.19    $ 12.80    $ 14.10
Income from investment operations:
 Net investment income...............................................     0.54          1.05         1.03       1.02       0.59
 Net realized and unrealized gain (loss) on investments                   0.94         (0.06)        0.41       0.44      (1.19)
                                                                       -------       -------      -------    -------    -------
 Total from investment operations....................................     1.48          0.99         1.44       1.46      (0.60)
                                                                       -------       -------      -------    -------    -------
Less dividends and distributions to:
 Common shareholders from net investment income(1)...................    (0.37)        (0.73)       (0.70)     (0.76)     (0.39)
 Preferred shareholders from net investment income(1)................    (0.14)        (0.29)       (0.32)     (0.27)     (0.11)
 Common shareholders from net realized gain on
  security transactions..............................................        -             -            -      (0.03)        -
 Preferred shareholders from net realized gain on
  security transactions..............................................        -             -            -      (0.01)        -
                                                                       -------       -------      -------    -------    -------
 Total dividends and distributions...................................    (0.51)        (1.02)       (1.02)     (1.07)     (0.50)
                                                                       -------       -------      -------    -------    -------
Capital share transactions:
 Capital charge with respect to issuance of shares                          -             -            -           -      (0.20)
                                                                       -------       -------      -------    -------    -------
Net asset value, end of period.......................................  $ 14.55       $ 13.58      $ 13.61    $ 13.19    $ 12.80
                                                                       =======       =======      =======    =======    =======
Market value, end of period..........................................  $ 13.50       $ 12.50      $ 12.63    $ 12.25    $ 14.50
                                                                       =======       =======      =======    =======    =======
Total investment return based on:(2)
 Market value........................................................    10.46%         4.77%        8.99%    (10.05%)     5.52%
                                                                       =======       =======      =======    =======    =======
 Net asset value.....................................................     9.59%         5.19%        8.55%      9.67%     (6.66%)
                                                                       =======       =======      =======    =======    =======
Ratios and supplemental data:
 Net assets applicable to capital shares, end of period (000
  omitted) .......................................................... $110,366      $105,687     $105,843   $103,781   $101,923
                                                                       =======       =======      =======    =======    =======
 Ratio of expenses to average net assets(3)(4).......................     0.77%**       0.77%        0.75%      0.76%      0.78%**
 Ratio of expenses to average net assets applicable to
  common shares(4)...................................................     1.25%**       1.23%        1.21%      1.27%      1.13%**
 Ratio of net investment income to average net assets ...............     5.00%**       4.76%        4.68%      4.88%      4.26%**
 Ratio of net investment income to average net assets
  applicable to common shares(5).....................................     6.00%**       5.51%        5.18%      5.88%      5.02%**
 Portfolio turnover..................................................        6%           88%          39%         7%         3%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ................ $ 40,000      $ 40,000     $ 40,000   $ 40,000   $ 40,000
 Net asset coverage per share of preferred shares, end of period .... $137,958      $132,109     $132,304   $129,726   $127,404
 Liquidation value per share of preferred shares(6).................. $ 50,000      $ 50,000     $ 50,000   $ 50,000   $ 50,000

----------------
*    Commencement of operations
**   Annualized.
(1) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Beginning in the year ended March 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income dividend by average net assets applicable to common stock.
(6)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

                             1997 semi-annual report

THE DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:


                                                                             FLORIDA INSURED MUNICIPAL INCOME FUND
                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED          YEAR        YEAR        YEAR     YEAR       7/26/93*
                                                            9/30/97         ENDED       ENDED       ENDED    ENDED        TO
                                                          (UNAUDITED)      3/31/97     3/31/96     3/31/95   3/31/94    3/31/93

Net asset value, beginning of period ...................   $  13.67      $   13.71    $  13.17   $  12.46   $  13.73     $  14.05

Income (loss) from investment operations:
 Net investment income .................................       0.54           1.08        1.06       1.07       0.96         0.01
 Net realized and unrealized gain (loss) on investments        1.09          (0.08)       0.51       0.69      (1.10)       (0.25)
                                                           --------      ---------    --------   --------   --------     --------
 Total from investment operations ......................       1.63           1.00        1.57       1.76      (0.14)       (0.24)
                                                           --------      ---------    --------   --------   --------     --------
Less dividends and distributions to:
 Common shareholders from net investment income(1) .....      (0.38)         (0.75)      (0.72      (0.77)     (0.74)         --
 Preferred shareholders from net investment income(1) ..      (0.14)         (0.29)      (0.31)     (0.28)     (0.19)         --
                                                           --------      ---------    --------   --------   --------     --------
 Total dividends and distributions .....................      (0.52)         (1.04)      (1.03)     (1.05)     (0.93)         --
                                                           --------      ---------    --------   --------   --------     --------
Capital share transactions:
 Capital charge with respect to issuance of shares .....         --             --          --         --      (0.20)       (0.08)
                                                           --------      ---------    --------   --------   --------     --------
Net asset value, end of period .........................   $  14.78      $   13.67    $  13.71   $  13.17   $  12.46     $  13.73
                                                           ========      =========    ========   ========   ========     ========
Market value, end of period ............................   $  13.81      $   12.50    $  12.75   $  12.25   $  12.50     $  15.13
                                                           ========      =========    ========   ========   ========     ========

Total investment return based on:(2)
 Market value ..........................................      13.66%          3.94%      10.39%      4.69%    (13.04%)       7.65%
                                                           ========      =========    ========   ========   ========     ========
 Net asset value .......................................      11.21%          5.23%       9.66%     12.56%     (4.40%)      (2.28%)
                                                           ========      =========    ========   ========   ========     ========
Ratios and supplemental data:
 Net assets applicable to capital shares
  end of period (000 omitted)  .........................   $ 55,810      $  53,110    $ 53,207   $ 51,891   $ 50,189     $  33,247
                                                           ========      =========    ========   ========   ========     ========
 Ratio of expenses to average net assets(3)(4) .........       0.83%**        0.78%       0.80%      0.81%      0.85%        0.90%**
 Ratio of expenses to average net assets
  applicable to common shares(4)  ......................       1.31%**        1.25%       1.27%      1.35%      1.28%        0.90%**
 Ratio of net investment income to average net assets ..       4.77%**        4.91%       4.82%      5.21%      4.49%        1.24%**
 Ratio of net investment income to average net assets
  applicable to common shares(5)  ......................       5.56%**        5.74%       5.45%      6.37%      5.46%        1.24%**
 Portfolio turnover ....................................          4%            68%         22%        10%        20%           0%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ...   $ 20,000      $  20,000    $ 20,000   $  20,000  $ 20,000           --
 Net asset coverage per share of preferred shares,
  end of period ........................................   $139,524      $ 132,775    $133,017   $ 129,728  $125,473           --
 Liquidation value per share of preferred shares(6) ....   $ 50,000      $  50,000    $ 50,000   $  50,000  $ 50,000           --

----------
*  Commencement of operations
** Annualized

(1) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Beginning in the year ended March 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income dividend by average net assets applicable to common stock.
(6) Excluding any accumulated but unpaid dividends.

                             See accompanying notes


28    1997 semi-annual report

THE DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:



                                                                             MINNESOTA MUNICIPAL INCOME FUND, INC.
                                                            ---------------------------------------------------------------------
                                                            SIX MONTHS
                                                               ENDED         YEAR         YEAR      YEAR       YEAR        5/1/92*
                                                              9/30/97       ENDED         ENDED     ENDED      ENDED         TO
                                                            (UNAUDITED)    3/31/97       3/31/96   3/31/95    3/31/94      3/31/93

Net asset value, beginning of period .......................   $ 14.47      $ 14.43      $ 14.21   $ 13.89    $ 14.67     $ 13.95

Income from investment operations:
 Net investment income .....................................      0.58         1.06         1.18      1.21       1.20        0.90
 Net realized and unrealized gain (loss) on investments ....      0.70         0.18         0.26      0.34      (0.68)       1.00
                                                              --------     --------     --------  --------   --------    --------
 Total from investment operations ..........................      1.28         1.24         1.44      1.55       0.52        1.90
                                                              --------     --------     --------  --------   --------    --------
Less dividends and distributions to:
 Common shareholders from net investment income(1) .........     (0.46)       (0.93)       (0.93)    (0.93)     (0.93)      (0.70)
 Preferred shareholders from net investment income(1) ......     (0.13)        0.27)       (0.29)    (0.27)     (0.18)      (0.12)
 Common shareholders from net realized gain on
  investments ..............................................         -            -            -     (0.02)     (0.16)      (0.06)
 Preferred shareholders from net realized gain on
  investments ..............................................         -            -            -     (0.01)     (0.03)      (0.02)
                                                              --------     --------     --------  --------   --------    --------
 Total dividends and distributions .........................     (0.59)       (1.20)       (1.22)    (1.23)     (1.30)      (0.90)
                                                              --------     --------     --------  --------   --------    --------

Capital share transactions:
 Capital charge with respect to issuance of shares .........         -            -            -         -          -       (0.28)
                                                              --------     --------     --------  --------   --------    --------

Net asset value, end of period .............................   $ 15.16      $ 14.47      $ 14.43   $ 14.21    $ 13.89     $ 14.67
                                                              ========     ========     ========  ========   ========    ========
Market value, end of period ................................   $ 15.38      $ 14.38      $ 15.00   $ 14.50    $ 15.63     $ 16.00
                                                              ========     ========     ========  ========   ========    ========

Total investment return based on:(2)
 Market value ..............................................     10.26%        2.01%       10.31%    (0.71%)     4.28%      20.31%
 Net asset value ...........................................      8.00%        6.90%        8.20%     9.72%      1.63%      10.91%

Ratios and supplemental data:
 Net assets applicable to capital shares,
  end of period (000 omitted) ..............................  $ 59,326     $ 57,544     $ 57,429  $ 56,881   $ 56,034    $ 58,075
                                                              ========     ========     ========  ========   ========    ========

 Ratio of expenses to average net assets(3)(4) .............      0.84%**      0.81%        0.82%     0.85%      0.78%       0.88%**
 Ratio of expenses to average net assets
  applicable to common shares(4)  ..........................      1.28%**      1.24%        1.24%     1.33%      1.17%       1.21%**
 Ratio of net investment income to average net assets(3) ...      5.14%**      4.78%        5.28%     5.66%      5.22%       4.92%**
 Ratio of net investment income to average net assets
  applicable to common shares(5)  ..........................      6.03%**      5.45%        6.04%     6.93%      6.68%       6.62%**
 Portfolio turnover ........................................         0%           5%           7%       13%        11%         43%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) .......  $ 20,000     $ 20,000     $ 20,000  $ 20,000   $ 20,000    $ 20,000
 Net asset coverage per share of preferred shares,
  end of period ............................................  $148,315     $143,860     $143,573  $142,201   $140,086    $145,188
 Liquidation value per share of preferred shares(6) ........  $ 50,000     $ 50,000     $ 50,000  $ 50,000   $ 50,000    $ 50,000
-----------

 * Commencement of operations
** Annualized.
(1) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Beginning in the year ended March 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income dividend by average net assets applicable to common stock.
(6) Excluding any accumulated but unpaid dividends.

                             See accompanying notes


                                          1997 semi-annual report             29

THE DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                          Minnesota Municipal Income Fund II, Inc.
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED        YEAR       YEAR         YEAR        YEAR        2/26/93*
                                                            9/30/97       ENDED      ENDED        ENDED       ENDED          TO
                                                           (UNAUDITED)   3/31/97    3/31/96      3/31/95     3/31/94      3/31/93

Net asset value, beginning of period ....................  $  13.59     $  13.48    $  13.12    $  12.73     $ 13.84    $  13.95

Income from investment operations:
 Net investment income ..................................        56         1.13        1.10        1.11        0.98        0.03
 Net realized and unrealized gain (loss) on security
  transactions                                                 0.88         0.08        0.38        0.39       (0.96)      (0.11)
                                                           --------     --------    --------    --------     -------    --------
 Total from investment operations .......................      1.44         1.21        1.48        1.50        0.02       (0.08)
                                                           --------     --------    --------    --------     -------    --------
Less dividends and distributions to:
 Common shareholders from net investment income(1) ......     (0.41)       (0.81)      (0.80)      (0.83)      (0.76)          -
 Preferred shareholders from net investment income(1) ...     (0.15)       (0.29)      (0.32)      (0.28)      (0.18)          -
 Common shareholders from net realized gain on security
  transactions ..........................................         -            -           -           -       (0.02)          -
 Preferred shareholders from net realized gain on
  security transactions .................................         -            -           -           -       (0.00)          -
                                                           --------     --------    --------    --------     -------    --------
 Total dividends and distributions ......................     (0.56)       (1.10)      (1.12)      (1.11)      (0.96)          -
                                                           --------     --------    --------    --------     -------    --------
Capital share transactions:
 Capital charge with respect to issuance of shares ......         -            -           -           -       (0.17)      (0.03)
                                                           --------     --------    --------    --------     -------    --------
 Net asset value, end of period .........................  $  14.47     $  13.59    $  13.48    $  13.12     $ 12.73    $  13.84
                                                           ========     ========    ========    ========     =======    ========
 Market value, end of period ............................  $  13.81     $  12.63    $  13.25    $  12.38     $  4.63    $  15.13
                                                           ========     ========    ========    ========     =======    ========
Total investment return based on:(2)
 Market value ...........................................     12.74%        1.47%      14.16%      (9.59%)       1.71%      8.42%
                                                           ========     ========    ========    ========     =======    ========
 Net asset value ........................................      9.72%        6.97%       8.88%      10.16%       (2.93%)    (0.79%)
                                                           ========     ========    ========    ========     =======    ========
Ratios and supplemental data:
 Net assets applicable to capital shares, end of period
  (000 omitted)                                            $164,922     $158,572    $157,755    $155,139     $152,326   $100,392
                                                           ========     ========    ========    ========     =======    ========
 Ratio of expenses to average net assets(3)(4) ..........      0.78%**      0.74%       0.77%       0.77%        0.76%      0.83%**
 Ratio of expenses to average net assets
  applicable to common shares(4) ........................      1.23%**      1.19%       1.23%       1.28%        1.15%      0.83%**
 Ratio of net investment income to average net
  assets(3) .............................................     35.02%**      5.15%       5.03%       5.39%        4.54%      2.29%**
 Ratio of net investment income to average net assets
  applicable to common shares(5) ........................      5.79%**      6.15%       5.76%       6.69%        5.58%      2.29%**
 Portfolio turnover .....................................         4%          20%         11%         32%          27%        11%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ....  $ 60,000     $ 60,000    $ 60,000    $ 60,000     $ 60,000          -
 Net asset coverage per share of preferred shares,
  end of period .........................................  $137,435     $132,143    $131,462    $129,283     $126,938          -
 Liquidation value per share of preferred shares(6) .....  $ 50,000     $ 50,000    $ 50,000    $ 50,000     $ 50,000          -


---------------
*  Commencement of operations
** Annualized.
(1) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Beginning in the year ended March 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income dividend by average net assets applicable to common stock.
(6) Excluding any accumulated but unpaid dividends.

                             See accompanying notes

                       30         1997 semi-annual report

THE DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                         Minnesota Municipal Income Fund III, Inc.
                                                              ------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED          YEAR          YEAR      YEAR       10/29/93*
                                                                9/30/97       ENDED         ENDED      ENDED         TO
                                                              (UNAUDITED)    3/31/97       3/31/96    3/31/95      3/31/94

Net asset value, beginning of period .....................     $  12.71     $  12.54      $  12.20   $  11.86     $ 14.03

Income from investment operations:
 Net investment income ...................................         0.52         1.08          1.05       1.06        0.32
 Net realized and unrealized gain (loss) on investments ..         0.77         0.15          0.33       0.28       (1.88)
                                                               --------     --------      --------   --------     -------
 Total from investment operations ........................         1.29         1.23          1.38       1.34       (1.56)
                                                               --------     --------      --------   --------     -------
Less dividends and distributions to:
 Common shareholders from net investment income(1) .......        (0.38)       (0.75)        (0.72)     (0.73)      (0.25)
 Preferred shareholders from net investment income(1) ....        (0.14)       (0.31)        (0.32)     (0.28)      (0.06)
                                                               --------     --------      --------   --------     -------
 Total dividends and distributions .......................        (0.52)       (1.06)        (1.04)     (1.01)      (0.31)
                                                               --------     --------      --------   --------     -------
Capital share transactions:
 Capital charge with respect to issuance of shares .......            -            -             -       0.01       (0.30)
                                                               --------     --------      --------   --------     -------

Net asset value, end of period ...........................     $  13.48     $  12.71      $  12.54   $  12.20     $ 11.86
                                                               ========     ========      ========   ========     =======
Market value, end of period ..............................     $  12.75     $  12.25      $  12.00   $  11.25     $ 14.00
                                                               ========     ========      ========   ========     =======
Total investment return based on:(2)
 Market value ............................................         7.27%        8.62%        13.51%    (14.27%)      1.53%
                                                               ========     ========      ========   ========     =======
 Net asset value .........................................         9.30%        7.50%         8.79%      9.55%     (13.85%)
                                                               ========     ========      ========   ========     =======
Ratios and supplemental data:
 Net assets applicable to capital shares, end of period
  (000 omitted) ..........................................     $ 39,773     $ 38,348      $ 38,046   $ 37,418     $36,785
                                                               ========     ========      ========   ========     =======
 Ratio of expenses to average net assets(3)(4) ...........         0.86%**      0.81%         0.81%      0.82%       0.90%**
 Ratio of expenses to average net assets applicable to
  common shares(4) .......................................         1.39%**      1.33%         1.33%      1.40%        1.30%**
 Ratio of net investment income to average net assets(3)..         4.90%**      5.17%         5.05%      5.37%        3.95%**
 Ratio of net investment income to average net assets
  applicable to common shares(5)..........................         5.80%**      6.05%         5.81%      6.79%        4.62%**
 Portfolio turnover ......................................            8%          39%           35%        47%          21%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) .....     $ 15,000     $ 15,000      $ 15,000   $ 15,000     $ 15,000
 Net asset coverage per share of preferred shares,
  end of period ..........................................     $132,577     $127,826      $126,821   $124,728     $122,616
 Liquidation value per share of preferred shares(6).......     $ 50,000     $ 50,000      $ 50,000   $ 50,000     $ 50,000


------------------
*  Commencement of operations
** Annualized.
(1) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Beginning in the year ended March 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income dividend by average net assets applicable to common stock.
(6) Excluding any accumulated but unpaid dividends.

                                   See accompanying notes
                               1997 semi-annual report     31

THE DELAWARE-VOYAGEUR FUNDS
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                            FLORIDA      COLORADO
                                       MINNESOTA          MINNESOTA          MINNESOTA      ARIZONA         INSURED       INSURED
                                       MUNICIPAL          MUNICIPAL          MUNICIPAL     MUNICIPAL       MUNICIPAL     MUNICIPAL
                                        INCOME             INCOME              INCOME        INCOME          INCOME        INCOME
                                       FUND, INC.        FUND II, INC.     FUND III, INC.   FUND, INC.        FUND       FUND, INC.
                                      ---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .........................    $1,755,361         $ 4,712,524         $1,131,890    $1,898,508      $1,540,383    $3,015,555
                                      ----------         -----------         ----------    ----------      ----------    ----------
EXPENSES:
Management fees...................       117,392             325,443             78,632       135,877         109,912       203,085
Administration fees...............        50,000             122,041             29,487        50,954          41,217        81,138
Remarketing agent fees............        25,000              75,000             18,750        31,250          25,000        51,285
Dividend disbursing,
 transfer agent
 and custodian fees
 and expenses.....................        12,423              22,460              6,481        10,099           8,971        17,941
Professional fees.................        11,626              18,255              7,581        11,437           9,295        16,028
Directors'/Trustees' fees.........         2,646               5,014              1,203         2,162           1,745         6,034
Other.............................        28,417              64,010             26,705        36,312          32,333        26,798
                                      ----------         -----------         ----------    ----------      ----------    ----------
Total Expenses....................       247,504             632,223            168,839       278,091         228,473       402,309

NET INVESTMENT INCOME.............     1,507,857           4,080,301            963,051     1,620,417       1,311,910     2,613,246
                                      ----------         -----------         ----------    ----------      ----------    ----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain (loss)
on investments....................          (102)            (98,936)            51,042         9,941          47,577        36,196
Net change in unrealized
 appreciation of investments......     1,823,438           6,443,752          1,366,322     2,669,811       2,598,470     4,489,176
                                      ----------         -----------         ----------    ----------      ----------    ----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS...............     1,823,336           6,344,816          1,417,364     2,679,752       2,646,047     4,525,372
                                      ----------         -----------         ----------    ----------      ----------    ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.........    $3,331,193         $10,425,117         $2,380,415    $4,300,169      $3,957,957    $7,138,618
                                      ==========         ===========         ==========    ==========      ==========    ==========

                             See accompanying notes

                          32    1997 semi-annual report

THE DELAWARE-VOYAGEUR FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     MINNESOTA MUNICIPAL        MINNESOTA MUNICIPAL         MINNESOTA MUNICIPAL
                                                      INCOME FUND I, INC.       INCOME FUND II, INC.        INCOME FUND III, INC.
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS                   SIX MONTHS                SIX MONTHS
                                                     ENDED                         ENDED                     ENDED
                                                    9/30/97       YEAR ENDED     9/30/97     YEAR ENDED     9/30/97    YEAR ENDED
                                                  (UNAUDITED)       3/31/97     (UNAUDITED)    3/31/97    (UNAUDITED)    3/31/97
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ........................... $ 1,507,857    $ 2,753,370    $ 4,080,301  $ 8,173,422   $ 963,051   $ 1,978,163
Net realized gain (loss) on investments .........        (102)       101,820        (98,936)    (122,342)     51,042      (485,545)
Net change in unrealized appreciation
 of investments .................................   1,823,438        374,814      6,443,752      732,771   1,366,322       752,657
                                                  -----------    -----------    -----------  -----------   ---------   -----------
Net increase in net assets resulting from
 operations .....................................   3,331,193      3,230,004     10,425,117    8,783,851   2,380,415     2,245,275
                                                  -----------    -----------    -----------  -----------   ---------   -----------
DISTRIBUTIONS TO:
Common shareholders from net investment income ..  (1,206,536)    (2,413,073)    (2,964,337)  (5,860,687)   (695,840)   (1,374,458)
Preferred shareholders from net investment income    (342,752)      (702,068)    (1,110,871)  (2,106,108)   (259,359)     (569,220)
                                                  -----------    -----------    -----------  -----------   ---------   -----------
                                                   (1,549,288)    (3,115,141)    (4,075,208)  (7,966,795)   (955,199)   (1,943,678)
                                                  -----------    -----------    -----------  -----------   ---------   -----------

NET INCREASE IN NET ASSETS ......................   1,781,905        114,863      6,349,909      817,056   1,425,216       301,597

NET ASSETS:
Beginning of period .............................  57,544,191     57,429,328    158,572,049  157,754,993  38,347,900    38,046,303
                                                  ===========    ===========   ============ ============ ===========   ===========
End of period ................................... $59,326,096    $57,544,191   $164,921,958 $158,572,049 $39,773,116   $38,347,900
                                                  ===========    ===========   ============ ============ ===========   ===========

                                                    ARIZONA MUNICIPAL      FLORIDA INSURED MUNICIPAL    COLORADO INSURED MUNICIPAL
                                                     INCOME FUND, INC.            INCOME FUND                INCOME FUND, INC.
                                              -------------------------------------------------------------------------------------
                                               SIX MONTHS                   SIX MONTHS                    SIX MONTHS
                                                 ENDED                         ENDED                        ENDED
                                                 9/30/97       YEAR ENDED     9/30/97       YEAR ENDED      9/30/97      YEAR ENDED
                                               (UNAUDITED)       3/31/97     (UNAUDITED)     3/31/97      (UNAUDITED)      3/31/97
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income......................   $ 1,620,417     $ 3,219,712    $ 1,311,910   $ 2,625,869   $ 2,613,246   $ 5,058,004
Net realized gain (loss) on investments....         9,941        (169,429)        47,577        55,988        36,196    (1,395,905)
Net change in unrealized appreciation/
 depreciation of investments...............     2,669,811         192,773      2,598,470      (263,919)    4,489,176     1,100,880
                                              -----------     -----------    -----------   -----------   -----------   -----------
Net increase in net assets resulting from
 operations................................     4,300,169       3,243,056      3,957,957     2,417,938     7,138,618     4,762,979
                                              -----------     -----------    -----------   -----------   -----------   -----------
DISTRIBUTIONS TO:
Common shareholders from net investment
 income....................................    (1,151,875)     (2,275,793)      (917,409)   (1,812,111)   (1,777,636)   (3,509,923)
Preferred shareholders from net investment
 income....................................      (416,835)       (854,450)      (340,984)     (702,830)     (681,492)   (1,409,304)
                                              -----------     -----------    -----------   -----------   -----------   -----------
                                               (1,568,710)     (3,130,243)    (1,258,393)   (2,514,941)   (2,459,128)   (4,919,227)
                                              -----------     -----------    -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS......     2,731,459         112,813      2,699,564       (97,003)    4,679,490      (156,248)

NET ASSETS:
Beginning of period........................    66,102,457      65,989,644     53,109,947    53,206,950   105,686,712   105,842,960
                                              -----------     -----------    -----------   -----------   -----------   -----------
End of period..............................   $68,833,916     $66,102,457    $55,809,511   $53,109,947  $110,366,202  $105,686,712
                                              ===========     ===========    ===========   ===========  ============  ============

                             See accompanying notes

                         1997 semi-annual report    33

The Delaware-Voyageur Funds -
Notes to Financial Statements September 30, 1997
(Unaudited)
--------------------------------------------------------------------------------

Delaware-Voyageur Minnesota Municipal Income Fund, Inc. (formerly Voyageur Minnesota Municipal Income Fund, Inc.) ("Minnesota Municipal Fund"); Delaware-Voyageur Minnesota Municipal Income Fund II, Inc. (formerly Voyageur Minnesota Municipal Income Fund II, Inc.), ("Minnesota Municipal II Fund"); Delaware-Voyageur Minnesota Municipal Income Fund III, Inc. (formerly Voyageur Minnesota Municipal Income Fund III, Inc.) (Minnesota Municipal III Fund"); Delaware-Voyageur Arizona Municipal Income Fund, Inc. (formerly Voyageur Arizona Municipal Income Fund, Inc.) ("Arizona Municipal Income Fund"); Delaware-Voyageur Florida Insured Municipal Income Fund (formerly Voyageur Florida Insured Municipal Income Fund) ("Florida Insured Municipal Fund") and Delaware-Voyageur Colorado Insured Municipal Income Fund, Inc. (formerly Voyageur Colorado Insured Municipal Income Fund Inc.) ("Colorado Insured Municipal Fund") (collectively referred to as the "Funds") are registered under the Investment Company Act of 1940 (as amended) as closed-end management investment companies. The Minnesota Municipal II, Florida Insured Municipal and Arizona Municipal Funds are registered as diversified funds. The Minnesota Municipal, Minnesota Municipal III and Colorado Insured Municipal Funds are registered as non-diversified funds. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC would acquire DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the Investment Manager to the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors/Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Other - Expenses common to all Funds within the Delaware-Voyageur Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Funds intend to pay monthly dividends from net investment income. Capital gains, if any, are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration and Transactions with Affiliates Commencing May 1, 1997, and in accordance with the terms of their respective Investment Management Agreements, the Funds pay DMC, the Investment Manager of each Fund an annual fee of .40% which is calculated daily based upon the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

Prior to May 1, 1997, the Funds had an Investment Advisory and Management Agreement with Voyageur. Voyageur received a fee for its Investment Advisory and Management services based upon the average daily net assets of the Funds, including assets attributable to any preferred stock that was outstanding, at an annual rate of 0.40% for each Fund.

The Funds have Administrative Agreements with Mitchell Hutchins Asset Management Inc. and Princeton Administrators, L.P. (on Colorado Insured Municipal Fund only) (the "Administrators").

The Administration Agreements provide the Administrators with a monthly fee computed at an annual rate of .15% of each Fund's average daily net assets, including assets attributable to any preferred stock that may be outstanding. Certain Funds have minimum annual fees payable to the Administrators. The Minnesota Municipal Fund paid the minimum fee for the six months ended September 30, 1997.

                       34      1997 semi-annual report

--------------------------------------------------------------------------------

On September 30, 1997, the Funds had payables to affiliates as follows:

                              Minnesota    Minnesota       Minnesota
                              Municipal   Municipal II    Municipal III
                                Fund         Fund             Fund
                              ---------   ------------    -------------
Investment Management fee
payable to DMC. .............. $98,517     $273,476          $66,041

                               Arizona       Florida        Colorado
                               Municipal     Insured         Insured
                                Income      Municipal       Municipal
                                 Fund         Fund            Fund
                              ---------    ----------       ---------
Investment Management fee
payable to DMC. .............. $114,173     $92,454         $172,761

Certain officers of DMC are officers, Directors/Trustees and/or employees of the Funds. These officers, Directors/Trustees and employees are not compensated by the Funds.

4. Investments
During the six months ended September 30, 1997, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                              Minnesota       Minnesota     Minnesota
                              Municipal     Municipal II  Municipal III
                                Fund            Fund           Fund
                             ---------      ------------  -------------
Purchases .................        $0       $5,764,440     $3,105,451
Sales .....................  $135,000       $6,100,360     $3,209,455

                              Arizona        Florida         Colorado
                             Municipal       Insured         Insured
                              Income        Municipal       Municipal
                               Fund           Fund            Fund
                            ----------      ----------     -----------
Purchases ................. $5,013,083      $2,334,369      $6,775,995
Sales ..................... $4,854,649      $1,909,075      $6,205,927

At September 30, 1997, the aggregate unrealized appreciation (depreciation) of securities for federal income tax purposes for each Fund were as follows:

                               Minnesota       Minnesota     Minnesota
                               Municipal     Municipal II   Municipal III
                                 Fund            Fund          Fund
                               ---------     ------------   -------------
Aggregate unrealized
 appreciation ...............  $3,820,172     $7,281,711    $2,174,352
Aggregate unrealized
 depreciation ...............           -              -             -
                               ----------     ----------    ----------
Net unrealized appreciation .  $3,820,172     $7,281,711    $2,174,352
                               ----------     ----------    ----------

                                Arizona       Florida       Colorado
                               Municipal      Insured       Insured
                                Income       Municipal      Municipal
                                 Fund           Fund          Fund
                               ---------     ---------      ---------
Aggregate unrealized
 appreciation................ $3,466,440     $2,481,431     $4,013,146
Aggregate unrealized
 depreciation................          -              -     $    2,738
                              ----------     ----------     ----------
Net unrealized
 appreciation................ $3,466,440     $2,481,431     $4,010,108
                              ----------     ----------     ----------

For federal income tax purposes, as of March 31, 1997, Minnesota Municipal II Fund, Minnesota Municipal III Fund, Arizona Municipal Fund, Florida Insured Municipal Fund and Colorado Insured Municipal Fund had capital loss carryforwards of $2,612,098, $2,889,387, $895,746, $467,062 and $1,609,433,
respectively, that will expire in years 2002 through 2005 if not offset by subsequent realized capital gains.

5. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal II Fund, Minnesota Municipal III Fund, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal has been authorized to issue an unlimited amount of $0.01 par value common shares.

For the six months ended September 30, 1997 and the year ended March 31, 1997, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal II Fund, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal III Fund issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares have a liquidation preference of $50,000 per share plus any amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividends rates (adjusted for any capital gain distributions) ranged from 3.60% to 3.80% on Minnesota Municipal Fund, from 3.55% to 3.90% on Minnesota Municipal II Fund, from 3.58% to 3.85% on Minnesota Municipal III Fund, from 3.20% to 3.80% on Arizona Municipal Fund, from 3.60% to 3.85% on Florida Insured Municipal Fund and from 3.35% to 3.70% on Colorado Insured Municipal Fund during the period ended September 30, 1997. Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (on Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of .25% of the average amount of preferred stock outstanding.

Under the 1940 act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's

                     1997 semi-annual report     35

Directors/Trustees. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in each of the Funds'subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

6. Concentration of Credit Risk
The Funds concentrate their investments in limited geographical areas. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

The Funds may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Funds' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been identified in the Statement of Net Assets.

--------------------------------------------------------------------------------
Dividend Reinvestment Plans

Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Norwest Bank, Minnesota, NA at
1.800.468.9716. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial adviser or the broker/dealer holding the shares.
        Under the Funds' current policies, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by the dividend plan agent.
        After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan.
--------------------------------------------------------------------------------

                   36        1997 SEMI-ANNUAL REPORT

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE-VOYAGEUR CLOSED-END MUNICIPAL BOND FUNDS' SHAREHOLDERS. It sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read it carefully before you invest. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Group of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners
Minneapolis, Minn.

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

+Audit Committee Member

Executive Officers

WAYNE A. STORK
Chairman
Delaware Group of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

RICHARD G. UNRUH, JR.
Executive Vice President
Delaware Group of Funds
Philadelphia, PA

PAUL E. SUCKOW
Executive Vice President/Chief Investment Officer
Fixed-Income
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Executive Vice President/Chief Operating Officer/
Chief Financial Officer
Delaware Group of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN. JR
Senior Vice President/Secretary/General Counsel
Delaware Group of Funds
Philadelphia, PA

JOSEPH H. HASTINGS
Senior Vice President/Corporate Controller
Delaware Group of Funds
Philadelphia, PA

MICHAEL P. BISHOF
Senior Vice President/Treasurer
Delaware Group of Funds
Philadelphia, PA

directors & officers

                             1997 semi-annual report

THE DELAWARE GROUP INCLUDES OPEN-END AND CLOSED-END FUNDS WITH A WIDE RANGE OF INVESTMENT OBJECTIVES. STOCK FUNDS, INCOME FUNDS, TAX-FREE FUNDS, MONEY MARKET FUNDS AND CLOSED-END FUNDS GIVE INVESTORS THE ABILITY TO CREATE A PORTFOLIO
THAT FITS THEIR PERSONAL FINANCIAL GOALS. FOR A PROSPECTUS OF ANY OPEN-END DELAWARE GROUP FUND, CONTACT YOUR FINANCIAL ADVISER OR CALL THE DELAWARE GROUP AT 1.800.523.4640. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

PRINCIPAL OFFICE OF
THE FUND
1818 Market Street
Philadelphia, PA 19103

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, PA

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

REGISTRAR AND STOCK
TRANSFER AGENT
Norwest Bank Minnesota, NA
P.O. Box 64854
St. Paul, Minnesota 55164-0854
1.800.468.9716

NUMBER OF RECORDHOLDERS
AS OF SEPTEMBER 30, 1997:
Minnesota Municipal Income Fund I             536
Minnesota Municipal Income Fund II            906
Minnesota Municipal Income Fund III           227
Arizona Municipal Income Fund                 191
Florida Insured
  Municipal Income Fund                       339
Colorado Insured
  Municipal Income Fund                       302

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

DELAWARE
GROUP
--------

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

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VOY-CESA[9/97]PP11/97